                       SUPPLEMENT DATED NOVEMBER 18, 1996
                      TO THE PROSPECTUS DATED MAY 1, 1996

                            EQUITY GROWTH PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                               MICROCAP PORTFOLIO
                          AGGRESSIVE EQUITY PORTFOLIO

                               PORTFOLIOS OF THE

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
                                 -------------

    The Prospectus is hereby amended and supplemented as follows: The third sentence in the second paragraph under the heading "INVESTMENT OBJECTIVES AND POLICIES -- THE EQUITY GROWTH PORTFOLIO" on page 13 is deleted and replaced by the following:

        The Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more.
                                 --------------

    On page 19, the first sentence under the heading "FOREIGN INVESTMENT" is deleted and replaced by the following:

    The Portfolios may invest in U.S. dollar-denominated securities of foreign issuers trading in U.S. markets and the Equity Growth, Emerging Growth and Aggressive Equity Portfolios may invest in non-U.S. dollar-denominated securities of foreign issuers.
                                 --------------

    On page 19, the last paragraph under the heading "FOREIGN INVESTMENT" is deleted and replaced by the following:

    Investments in securities of foreign issuers are frequently denominated in foreign currencies and, since the Equity Growth, Emerging Growth and Aggressive Equity Portfolios may also temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolios' assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies.
                                 --------------

    On page 19 the first sentence under the heading "FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS" is deleted and replaced by the following:

    The Equity Growth, Emerging Growth and Aggressive Equity Portfolios may enter into forward foreign currency exchange contracts ("forward contracts"), that provide for the purchase or sale of an amount of a specified foreign currency at a future date.
                                 --------------

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                       SUPPLEMENT DATED NOVEMBER 18, 1996
                      TO THE PROSPECTUS DATED MAY 1, 1996

                           U.S. REAL ESTATE PORTFOLIO

                                PORTFOLIO OF THE

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
                                 -------------

    The Prospectus is hereby amended and supplemented as follows: The first sentence of the third paragraph under the heading "INVESTMENT OBJECTIVE AND POLICIES" on page 10 is deleted and replaced by the following to clarify that the Portfolio can invest in non-U.S. issuers principally engaged in the U.S. real estate industry:

        Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry.
                                 --------------

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                       SUPPLEMENT DATED NOVEMBER 18, 1996
                      TO THE PROSPECTUS DATED MAY 1, 1996

                             FIXED INCOME PORTFOLIO
                         GLOBAL FIXED INCOME PORTFOLIO
                            MUNICIPAL BOND PORTFOLIO
                      MORTGAGE-BACKED SECURITIES PORTFOLIO
                              HIGH YIELD PORTFOLIO
                             MONEY MARKET PORTFOLIO
                        MUNICIPAL MONEY MARKET PORTFOLIO

                               PORTFOLIOS OF THE

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
                                 -------------

    The Prospectus is hereby amended and supplemented by changing the following investment policies:

        Under the heading "ADDITIONAL INVESTMENT INFORMATION" on Page 27 under the subheading "FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS," the first two paragraphs are deleted and replaced with the following:

        FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In order to remain fully invested and to reduce transaction costs, each Portfolio, except the Global Fixed Income Portfolio, may utilize appropriate futures contracts and options on futures contracts to a limited extent. Because transaction costs associated with futures and options may be lower than the costs of investing in stocks directly, it is expected that the use of futures and options on futures contracts to facilitate cash flows may reduce a Portfolio's overall transaction costs.

        Each Portfolio may enter into futures contracts and options on futures provided that not more than 5% of its total assets are required as deposit to secure obligations under such contracts, and provided further that not more than 20% of its total assets are invested, in the aggregate, in futures contracts and options on futures.
                                 --------------

    Add the following investment policies with respect to the FIXED INCOME PORTFOLIO under the heading "ADDITIONAL INVESTMENT INFORMATION" on page 28 before the sub-heading "ADDITIONAL INVESTMENT INFORMATION -- REPURCHASE AGREEMENTS."

        OPTIONS  TRANSACTIONS.  The Fixed  Income Portfolio may write (i.e., sell) covered call options and covered put options on portfolio securities. By selling a covered call option, the Portfolio would become obligated during the term of the option to deliver the securities underlying the option should the option holder choose to exercise the option before the option's termination date. In return for the call it has written, the Portfolio will receive from the purchaser (or option holder) a premium which is the price of the option, less a commission charged by a broker. The Portfolio will keep the premium regardless of whether the option is exercised. By selling a covered put option, the Portfolio incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain options written by the Portfolio will be exercisable by the purchaser only on a specific date). A call option is "covered" if the Portfolio owns the security underlying the option it has written or has an absolute or immediate right to acquire the security by holding a call option on such security, or maintains a sufficient amount of cash, cash equivalents or liquid assets to purchase the underlying security. Generally, a put option is "covered" if the Portfolio maintains cash, U.S. Government securities or other liquid assets equal to the exercise price of the option, or if the Portfolio holds a put option on the same underlying security with a similar or higher exercise price.

        When the Fixed Income Portfolio writes covered call options, it augments its income by the premiums received and is thereby hedged to the extent of that amount against a decline in the price of the underlying securities. The premiums received will offset a portion of the potential loss incurred by the Portfolio if the securities underlying the options are ultimately sold by the Portfolio at a loss. However, during the option period, the Portfolio has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

        The Fixed Income Portfolio will write covered put options to receive the premiums paid by purchasers (when the Adviser wishes to purchase the security underlying the option at a price lower than its current market price, in which case the Portfolio will write the covered put at an exercise price reflecting the lower purchase price sought) and to close out a long put option position. The writer of a covered put option accepts the risk of a decline in the price of the underlying security.

        The Fixed Income Portfolio may also purchase put or call options. When the Portfolio purchases a call option it acquires the right to buy a designated security at a designated price (the "exercise price"), and when the Portfolio purchases a put option it acquires the right to sell a designated security at the exercise price, in each case on or before a specified date (the "termination date"), which is usually not more than nine months from the date the option is issued. The Portfolio may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. The Portfolio may purchase put options on securities to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Portfolio would incur no additional loss. The Portfolio may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Portfolio's ability to purchase call and put options.

        Other risks associated with the use of options are (i) imperfect correlation between the change in market value of the securities held by the Portfolio and the price of options relating to the securities purchased or sold by the Portfolio; and (ii) possible lack of a liquid secondary market for an option. Options that are not traded on an exchange (OTC options) are often considered illiquid and may be difficult to value. In the opinion of the Adviser, the risk that the Portfolio will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.
    For   more   detailed  information   about  options   transactions,  see
    "Investment Objectives and Policies" in the Statement of Additional Information.
                                ----------------
       ADDITION OF PORTFOLIO MANAGERS. J. David Germany, Michael B. Kushma and Paul F. O'Brien have joined Robert M. Smith as portfolio managers with primary responsibility for managing the assets of the Global Fixed Income Portfolio. Michael J. Smith no longer has responsibility for managing the assets of the Global Fixed Income Portfolio. Accordingly, the third paragraph on p. 31 of the Prospectus is deleted and replaced with the following paragraph:

        GLOBAL FIXED INCOME PORTFOLIO -- J. DAVID GERMANY, MICHAEL B. KUSHMA, PAUL F. O'BRIEN AND ROBERT M. SMITH. J. David Germany shares primary responsibility for managing the Portfolio's assets. He joined the Adviser in 1996 and has been a portfolio manager with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP ("MAS") since 1991. He was Vice President & Senior Economist for Morgan Stanley & Co. Incorporated ("Morgan Stanley") from 1989 to 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios of the MAS-advised MAS Funds in 1993 and the MAS Funds' Multi-Asset-Class Portfolio in 1994. Mr. Germany was Senior Staff Economist (International Finance and Macroeconomics) to the Council of Economic Advisors -- Executive Office of the President from 1986 through 1987 and an Economist with the Board of Governors of the Federal Reserve System -- Division of International Finance from 1983 through 1987. He holds an A.B. degree (Valedictorian) from Princeton University and a Ph.D. in Economics from the Massachusetts Institute of Technology. Michael B. Kushma, a Principal at Morgan Stanley, joined the firm in 1987. He shares primary responsibility for managing the Portfolio's assets. He was a member of Morgan Stanley's global fixed income strategy group in the fixed income division from 1987-1995 where he became the division's senior government bond strategist. He joined the Adviser in 1995 where he took responsibility for the global fixed income portfolios. Mr. Kushma received an A.B. in economics from Princeton University in 1979, an M. Sc. in economics from the London School of Economics in 1981 and an M.Phil. in economics from Columbia University in 1983. Paul F. O'Brien shares primary responsibility for managing the Portfolio's assets. He joined the Adviser and MAS in 1996. He was head of European Economics from 1993 through 1995 for JP Morgan and as Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. He assumed responsibility for the
    MAS-advised MAS Funds' Global Fixed Income and International Fixed Income Portfolios in 1996. Mr. O'Brien holds a B.S. degree from the Massachusetts Institute of Technology and a Ph.D. in Economics from the University of Minnesota. Robert Smith, a Principal of Morgan Stanley, joined the Adviser in June 1994 and has shared primary responsibility for managing the Portfolio's assets since July 1994. Prior to joining the Adviser he spent eight years as Senior Portfolio Manager -- Fixed Income at the State of Florida Pension Fund. Mr. Smith's responsibilities included active total-rate-of-return management of long term portfolios and supervision of other fixed income managers. A graduate of Florida State University with a B.S. in Business, Mr. Smith also received an M.B.A. -- Finance from Florida State and holds a Chartered Financial Analyst (CFA) designation.
                                 --------------
        ADDITION OF PORTFOLIO MANAGERS. Thomas L. Bennett and Stephen F. Esser have joined Robert Angevine as portfolio managers with primary responsibility for managing the assets of the High Yield Portfolio. Accordingly, the last paragraph on p. 31 of the Prospectus is deleted and replaced with the following paragraph:

        HIGH YIELD PORTFOLIO -- ROBERT ANGEVINE, THOMAS L. BENNETT AND STEPHEN F. ESSER. Robert Angevine is a Principal of the Adviser and the Portfolio Manager for high yield investments. He shares primary responsibility for managing the Portfolio's assets. Prior to joining the Adviser in October 1988, he spent over eight years at Prudential Insurance where he was responsible for the largest open-end high yield mutual fund in the country. Mr. Angevine also manages high yield assets for one of the largest corporate pension funds in the country. His other experience includes international treasury operations at a major pharmaceutical company and commercial banking. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. He served two years as a Lieutenant in the U.S. Army. Thomas L. Bennett shares responsibility for managing the Portfolio's assets. He joined the Adviser in 1996 and has been a portfolio manager with MAS since 1984. Mr. Bennett assumed responsibility for the MAS-advised MAS Funds' Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the High Yield Portfolio in 1985, the Fixed Income Portfolio II in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992 and the Multi-Asset-Class Portfolio in 1994. Mr. Bennett also is the Chairman of the MAS Funds and has a B.S. degree (Chemistry) and an M.B.A. from the University of Cincinnati. Stephen F. Esser shares primary responsibility for managing the Portfolio's assets. He joined the Adviser in 1996 and has been a portfolio manager with MAS since 1988. He assumed responsibility for the MAS-advised MAS Funds' High Yield Portfolio in 1989. Mr. Esser is a member of the New York Society of Security Analysts and has a B.S. degree (Summa Cum Laude; Phi Beta Kappa) from the University of Delaware.
                                 --------------
        ADDITION OF PORTFOLIO MANAGERS. Ellen D. Harvey, Christian G. Roth and Scott F. Richard have joined Abigail Jones Feder and Kenneth R. Holley as portfolio managers with primary responsibility for managing the assets of the Money Market Portfolio. Accordingly, the first paragraph on p. 32 of the Prospectus is deleted and replaced with the following paragraph:

        MONEY MARKET PORTFOLIO -- ABIGAIL JONES FEDER, KENNETH R. HOLLEY, ELLEN D. HARVEY, CHRISTIAN G. ROTH AND SCOTT F. RICHARD. Abigail Feder is a Principal of Morgan Stanley and shares responsibility for managing short-term taxable and tax-exempt portfolios. Ms. Feder joined Morgan Stanley's Corporate Finance Department in 1985. In 1987 she joined the Adviser as a Marketing Analyst and was promoted to a Marketing Director in 1988. She joined the Fixed Income Group as a Portfolio Manager in 1989 and she became a Vice President in 1992. Ms. Feder holds a B.A. from Vassar College. Kenneth R. Holley joined the Adviser as a short-term fixed income portfolio manager in July, 1993. Prior thereto, he worked for 2 1/2 years as a Finance Officer for the African Development Bank implementing trading strategies for the bank's $1 billion short to intermediate U.S. dollar portfolio. Prior to joining the ADB, Mr. Holley spent 1 1/2 years with Ward and Associates Asset Management as a Vice President responsible for fixed income strategy. Before Ward and Associates he worked in the fixed income department of Salomon Brothers, Inc. Mr. Holley holds a B.S. degree in Engineering from University of Pennsylvania and an M.B.A. from the Wharton School. Mr. Barth and Ms. Feder have had primary responsibility for managing the Portfolio's assets since inception. Mr. Holley has shared primary responsibility for managing the Portfolio's assets since August, 1993. Ellen D. Harvey shares primary responsibility for managing the Portfolio's assets. She joined the Adviser in 1996 and has been a portfolio manager with MAS since 1984. She assumed responsibility for the MAS-advised Cash Reserves Portfolio in 1990, the Limited Duration Portfolio in 1992 and the Intermediate Duration Portfolio in 1994. Ms. Harvey holds an A.B. in economics from Princeton University and an M.A. in economics from George Washington University. Christian G. Roth shares primary responsibility for managing the Portfolio's assets. He joined the Adviser in 1996 and has been a portfolio manager with

    MAS since 1991. He served as Senior Associate, Dean Witter Capital Corporation from 1987 to 1991. He assumed responsibility for the MAS-advised Limited Duration and Intermediate Duration Portfolios in 1994. Mr. Roth holds a B.S. from The Wharton School of the University of Pennsylvania. Scott F. Richard shares primary responsibility for managing the Portfolio's assets. He joined the Adviser in 1996 and has been a portfolio manager with MAS since 1992. He served as Vice President, Head of Fixed Income Research & Model Development for Goldman, Sachs & Co. from 1987 to 1991 and as Head of Mortgage Research in 1992. He assumed responsibility for the MAS-advised Mortgage-Backed Securities Portfolio in 1992 and the Limited Duration, Intermediate Duration, Municipal and PA Municipal Portfolios in 1994. Mr. Richard holds a B.S. from Massachusetts Institute of Technology and a D.B.A. from Harvard Graduate School of Business Administration.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                       SUPPLEMENT DATED NOVEMBER 18, 1996
                        TO PROSPECTUS DATED MAY 1, 1996

                           EMERGING MARKETS PORTFOLIO
                        EMERGING MARKETS DEBT PORTFOLIO

                               PORTFOLIOS OF THE

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
                                 -------------

    The Prospectus is hereby amended and supplemented to reflect the addition of a Portfolio Manager to the Emerging Markets Portfolio.

    ADDITION OF PORTFOLIO MANAGER. Marianne L. Hay has joined Madhav Dhar as a portfolio manager with primary responsibility for managing the assets of the Emerging Markets Portfolio. Accordingly, the second paragraph on p. 26 of the Prospectus is deleted and replaced with the following paragraph:

    EMERGING MARKETS PORTFOLIO -- MADHAV DHAR AND MARIANNE L. HAY. Madhav Dhar is a Managing Director of Morgan Stanley. He joined the Adviser in 1984 to focus on global asset allocation and investment strategy and now is a co-head of the Adviser's emerging markets group. Mr. Dhar has been involved in the launching of the Adviser's country funds. He holds a B.S. (honors) from St. Stephens College, Delhi University (India), and an M.B.A. from Carnegie-Mellon University. Mr. Dhar has had primary responsibility for managing the Portfolio's assets since its inception. Marianne L. Hay, a Managing Director of Morgan Stanley & Co. Incorporated, is a co-head of the Adviser's emerging markets group and shares, with Mr. Dhar, primary responsibility for managing the Portfolio's assets. She joined the Adviser in June 1993 to work with the Adviser's senior management covering all emerging markets, asset allocation, product development and client services. Ms. Hay has 17 years of investment experience. Prior to joining the Adviser, she was a director of Martin Currie Investment Management, Ltd. where her responsibilities included geographic asset allocation and portfolio management for global and emerging markets funds, as well as being director in charge of the company's North American clients. Prior to her tenure at Martin Currie Investment Management, Ltd. she worked for the Bank of Scotland and the investment management firm of Ivory and Sime plc. She graduated with an honors degree in genetics from Edinburgh University and holds a Diploma in Education and the qualification of the Association of the Institute of Bankers in Scotland.
                                 --------------

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                       SUPPLEMENT DATED NOVEMBER 18, 1996
                        TO PROSPECTUS DATED MAY 1, 1996

                        SMALL CAP VALUE EQUITY PORTFOLIO
                             VALUE EQUITY PORTFOLIO
                               BALANCED PORTFOLIO

                               PORTFOLIOS OF THE

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
                                 -------------

    The Prospectus is hereby amended and supplemented to reflect a change in Portfolio Managers for the Small Cap Value Equity Portfolio.

    REPLACEMENT OF PORTFOLIO MANAGER. Christian K. Stadlinger, a Portfolio Manager of the Small Cap Value Equity Portfolio of the Fund, has resigned from Morgan Stanley Asset Management Inc. Gary D. Haubold and William B. Gerlach have assumed primary responsibility for managing the assets of the Small Cap Value Equity Portfolio. Accordingly, the third full paragraph on p. 18 is deleted and replaced with the following paragraph:

    PORTFOLIO MANAGERS

            Stephen C. Sexauer and Alford E. Zick, Jr. have primary responsibility for managing the Balanced Portfolio and the Value Equity Portfolio and have had such responsibility since the Portfolios' inception in February and January, 1990, respectively. Gary D. Haubold and William B. Gerlach have begun sharing primary responsibility for managing the Small Cap Value Equity Portfolio.

    Additionally, the first full paragraph on p. 19 of the Prospectus is deleted and replaced with the following paragraphs:

        GARY D. HAUBOLD. Mr. Haubold joined the Adviser in July, 1996 and has served as a portfolio manager with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP for the past three years. Prior thereto, Mr. Haubold held several positions at Wood, Struthers & Winthrop including Vice President and Director of Equity Research, Portfolio Manager and Senior Vice President. Mr. Haubold has a B.S. degree (Magna Cum Laude) in Civil Engineering from Rice University and an M.B.A. from the University of Pennsylvania -- The Wharton School. In addition, Mr. Haubold is a member of the New York Society of Security Analysts and is a Certified Financial Analyst.

        WILLIAM B. GERLACH. Mr. Gerlach joined the Adviser in July, 1996 and has worked with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP for the past five years. Previously, he was with Alphametrics Corporation and Wharton Econometric Forecasting Associates. Mr. Gerlach received a B.A. in Economics from Haverford College.
                                 --------------

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                       SUPPLEMENT DATED NOVEMBER 18, 1996
                      TO THE PROSPECTUS DATED MAY 1, 1996

                      ACTIVE COUNTRY ALLOCATION PORTFOLIO

                                PORTFOLIO OF THE

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
                                 -------------

    The Prospectus is hereby amended and supplemented as follows: Under the heading "Management of the Fund," the third paragraph on Page 16 is deleted and replaced with the following:

        PORTFOLIO MANAGERS. BARTON M. BIGGS, MADHAV DHAR, FRANCINE J. BOVICH AND ANN D. THIVIERGE. Barton M. Biggs has been Chairman and a director of the Adviser since 1980 and a Managing Director of Morgan Stanley since 1975. He is also a director of Morgan Stanley Group Inc. and a director and chairman of various registered investment companies to which the Adviser and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University. Madhav Dhar is a Managing Director of Morgan Stanley. He joined the Adviser in 1984 to focus on global asset allocation and investment strategy and now is a co-head of the Adviser's emerging markets group. Mr. Dhar also has been involved in the launching of the Adviser's country funds. He is a portfolio manager of the
Fund's Emerging Markets Portfolio, the Emerging Markets and Global Equity Allocation Funds of the Morgan Stanley Fund, Inc., and the Morgan Stanley Emerging Markets Fund, Inc. (a closed-end investment company listed on the New York Stock Exchange). He holds a B.S. (honors) from St. Stephens College, Delhi University (India), and an M.B.A. from Carnegie-Mellon University. Francine Bovich joined the Adviser as a Principal in 1993. She is responsible for product development, portfolio management and communication of the Adviser's asset allocation strategy to institutional investor clients. Previously, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. ("Westwood"), a registered investment adviser. Before joining Westwood, she was a Managing Director of Citicorp Investment Management, Inc. (now Chancellor Capital Management), where she was responsible for the Institutional Investment Management Group. Ms. Bovich began her investment career with Banker's Trust Company. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ann Thivierge is a Principal of the Adviser. She is a member of the Adviser's asset allocation committee, primarily representing the Total Fund Management team since its inception in 1991. Prior to joining the Adviser in 1986, she spent two years at Edgewood Management Company, a privately held investment management firm. Ms. Thivierge holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University.

                                 --------------

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION


     Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no-load, open-end management investment company with diversified and non-diversified series ("Portfolios"). The Fund currently consists of twenty-eight Portfolios offering a broad range of investment choices. The Fund is designed to provide clients with attractive alternatives for meeting their investment needs. Each Portfolio, except the Money Market, Municipal Money Market, International Small Cap and China Growth Portfolios, offers two classes of shares, the Class A shares and the Class B shares (each, a "Multiclass Portfolio"). Each Multiclass Portfolio, except the International Magnum Portfolio, offered one class of shares until January 2, 1996, when all shares of such Portfolios owned prior to January 2, 1996 were redesignated Class A shares. The Class A shares and the Class B shares currently offered by each Multiclass Portfolio have different minimum investment requirements and fund expenses. Shares of each Portfolio are offered with no sales charge or exchange or redemption fee (with the exception of the International Small Cap Portfolio). This Statement of Additional Information addresses information of the Fund applicable to each of the twenty-eight Portfolios.

     This Statement is not a prospectus but should be read in conjunction with the several prospectuses of the Fund's Portfolios (the "Prospectuses"). To obtain any of the Prospectuses, please call the Morgan Stanley Institutional Fund, Inc. Services Group at 1-800-548-7786.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . .     2
Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
Special Tax Considerations Relating to Municipal Bond and
  Municipal Money Market Portfolios  . . . . . . . . . . . . . . . . . . .    14
Special Tax Considerations Relating to Foreign Investments . . . . . . . .    15
Taxes and Foreign Shareholders . . . . . . . . . . . . . . . . . . . . . .    16
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
Investment Limitations . . . . . . . . . . . . . . . . . . . . . . . . . .    18
Determining Maturities of Certain Instruments. . . . . . . . . . . . . . .    19
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . .    20
Net Asset Value for Money Market Portfolios. . . . . . . . . . . . . . . .    29
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . .    30
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .    37
Description of Securities and Ratings. . . . . . . . . . . . . . . . . . .    37
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .    43


STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1996 AS AMENDED
AUGUST 30, 1996 AND NOVEMBER 18, 1996 RELATING TO:

     Prospectus for the International Magnum Portfolio, dated May 1, 1996

     Prospectus for the U.S. Real Estate Portfolio, dated May 1, 1996

     Prospectus for the Fixed Income Portfolio, Global Fixed Income Portfolio, Municipal Bond Portfolio, Mortgage-Backed Securities Portfolio, High Yield Portfolio, Money Market Portfolio and Municipal Money Market Portfolio, dated May 1, 1996

     Prospectus for the Equity Growth Portfolio, Emerging Growth Portfolio, MicroCap Portfolio and Aggressive Equity Portfolio, dated May 1, 1996

     Prospectus for the Small Cap Value Equity Portfolio, Value Equity Portfolio and Balanced Portfolio, dated May 1, 1996

     Prospectus for the Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio, Asian Equity Portfolio, European Equity Portfolio, Japanese Equity Portfolio and Latin American Portfolio, dated May 1, 1996

     Prospectus for the Emerging Markets Portfolio and Emerging Markets Debt Portfolio, dated May 1, 1996

     Prospectus for the Active Country Allocation Portfolio, dated May 1, 1996

     Prospectus for the Gold Portfolio, dated May 1, 1996

     Prospectus for the China Growth Portfolio, dated April 13, 1994

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies set forth in the Fund's Prospectuses:

CURRENCY SWAPS


     The China Growth Portfolio may enter into currency swaps for hedging purposes and non-hedging purposes. Inasmuch as swaps are entered into for good faith hedging purposes and are offset by a segregated account as described below, the Portfolio believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. An amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or, if unrated, deemed by the Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to the gross payments which the Portfolio is obligated to make under the currency swap will be maintained in a segregated account by the Fund's Custodian. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.


EMERGING COUNTRY EQUITY AND DEBT SECURITIES

GENERAL. Each of the Emerging Markets and Emerging Markets Debt Portfolio's definition of emerging country equity or debt securities includes securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an emerging country. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other countries, as well as to an emerging country. Morgan Stanley Asset Management Inc. (the "Adviser") believes, however, that investment in such companies will be appropriate because the Portfolio will invest only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in an emerging country such that their value will tend to reflect developments in such emerging country to a greater extent than developments in another country or countries. For example, the Portfolio may invest in companies organized and located in countries other than an emerging country, including companies having their entire production facilities outside of an emerging country, when securities of such companies meet one or more elements of the Portfolio's definition of an emerging country equity or debt security and so long as the Adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in such emerging country.

     The Emerging Markets Debt Portfolio is subject to no restrictions on the maturities of the emerging country debt securities it holds; those maturities may range from overnight to 30 years. The value of debt securities held by the Portfolio generally will vary inversely to changes in prevailing interest rates. The Portfolio's investments in fixed-rated debt securities with longer terms to maturity are subject to greater volatility than the Portfolio's investments in shorter-term obligations. Debt obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to such discount.

     Investments in emerging country government debt securities involve special risks. Certain emerging countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse
may be subject to the political climate in the relevant country.   In addition,
no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

BRADY BONDS. The Emerging Markets Debt Portfolio may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Portfolio may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, the Portfolio will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

     Brady Plan debt restructuring totalling approximately $73 billion have been implemented to date in Argentina, Bulgaria, Costa Rica, Ecuador, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Mexico and Venezuela. Brazil and Poland have announced plans to issue Brady Bonds aggregating approximately $52 billion, based on current estimates. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

STRUCTURED SECURITIES. The Emerging Markets Debt Portfolio may also invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940
Act.   As a result, the Portfolio's investment in these Structured Securities may be limited by restrictions contained in the 1940 Act. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Emerging Markets Debt Portfolio may also invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy.

     When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain sovereign debt obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's securities and calculating its net asset value.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The U.S. dollar value of the assets of the Global Equity, International Equity, International Small Cap, Asian Equity, European Equity, Japanese Equity, Latin American, International Magnum, Global Fixed Income, Active Country Allocation, China Growth, Emerging Markets, Emerging Markets Debt and Gold Portfolios and, to the extent they invest in securities denominated in foreign currencies, the assets of the Emerging Growth, MicroCap, Aggressive Equity, Small Cap Value Equity, Value Equity, Balanced, Fixed Income and High Yield Portfolios may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades. The Gold Portfolio may also enter into precious metals forward contracts. See "Precious Metals Forward and Futures Contracts and Options" below.

     The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


     Additionally, when any of these Portfolios anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. None of the Portfolios intend to enter into such forward contracts to protect the value of portfolio securities on a continuous basis. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such Portfolio's securities or other assets denominated in that currency.


     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Portfolio will thereby be served. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Fund's Custodian will place cash, U.S. government securities, or high-grade debt securities into a segregated account of a Portfolio in an amount equal to the value of such Portfolio's total assets committed to the consummation of forward currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of such Portfolio's commitments with respect to such contracts.

     The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS


     The Equity Growth, Aggressive Equity, Value Equity, Balanced, Small Cap Value Equity, Active Country Allocation, Gold, Latin American, U.S. Real Estate, Emerging Markets, Emerging Markets Debt, International Magnum, Fixed Income and China Growth Portfolios may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. The Fixed Income, Municipal Bond, Mortgage-Backed Securities, High Yield, Money Market, Municipal Money Market, Active Country Allocation, Equity Growth, Aggressive Equity, Gold, Latin American, U.S. Real Estate, Emerging Markets, Emerging Markets Debt, International Magnum and China Growth Portfolios may also enter into futures contracts for hedging purposes. No Portfolio will enter into futures contracts or options thereon for speculative purposes. The Gold Portfolio may also enter into futures contracts and options thereon on precious metals. See "Precious Metals Forward and Futures Contracts and Options" below. The China Growth and Latin American Portfolios may also enter into futures and options thereon on stock and other securities indices and currencies. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.


     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures contracts on securities indices or other indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures position is simply closed out. Changes in the market value of a particular futures contract reflect changes in the level of the index on which the futures contract is based.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold for prices that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract will always be covered by cash and cash equivalents set aside plus accrued profits held at the futures commission merchant.

     The Portfolios may purchase and write call and put options on futures contracts which are traded on a U.S. Exchange (and in the case of the China Growth and Latin American Portfolios, on any recognized securities or futures exchange to the extent permitted by the CFTC) and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The Portfolios will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts which they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Portfolios intend to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Portfolios require that all futures transactions constitute bona fide hedging transactions except that a Portfolio may engage in futures transactions that do not constitute bona fide hedging to the extent that not more than 5% of the liquidation value of a Portfolio's total assets are required as margin deposits or premiums for such transactions. The Portfolios will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Portfolios expect that approximately 75% of their futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolios upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.


RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. None of the Portfolios will enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, none of the Portfolios will enter into futures contracts to the extent that its outstanding obligations to purchase securities under futures contracts and options on futures contracts (and in the case of the Active Country Allocation, Equity Growth, Gold, Latin American and China Growth Portfolios, under options, futures contracts and options on futures contracts) would exceed 20% of its respective total assets.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contracts at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments to maintain their required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Portfolios engage in futures strategies only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security or currency and sold it after the decline.

     Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX


     The investment objective of the Active Country Allocation Portfolio and the International Magnum Portfolio is to provide long-term capital appreciation.
The Active Country Allocation Portfolio seeks to achieve its objective by investing in equity securities of non-U.S. issuers which, in the aggregate, replicate broad country indices, in accordance with country weightings determined by the Adviser. The Adviser utilizes a top-down approach in selecting investments for the Active Country Allocation Portfolio that emphasizes country selection and weighting rather than individual stock selection. The Active Country Allocation Portfolio invests, INTER ALIA, in industrialized countries throughout the world that comprise the Morgan Stanley Capital International EAFE (Europe, Australia and the Far East) Index (the "EAFE Index"). The International Magnum Portfolio seeks to achieve its objective by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country (defined below) weightings determined by the Adviser. After establishing regional allocation strategies, the Adviser then selects equity securities among issuers of a region. The International Magnum Portfolio invests in countries comprising the EAFE Index (each an "EAFE country").


     The EAFE Index is one of seven International Indices, twenty National Indices and thirty-eight International Industry Indices making up the Morgan
Stanley Capital International Indices.   The Morgan Stanley Capital
International EAFE Index is based on the share prices of 1,066 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. "Europe" includes Austria, Belgium, Denmark, Finland, France, Germany, Italy, The Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. "Far East" includes Japan, Hong Kong and Singapore/Malaysia.

OPTIONS TRANSACTIONS


GENERAL INFORMATION. As stated in the applicable Prospectus, the Active Country Allocation, Emerging Markets, Emerging Markets Debt, Equity Growth, Aggressive Equity, Gold, Small Cap Value Equity, Value Equity, Balanced, Latin American, U.S. Real Estate, International Magnum, Fixed Income and China Growth Portfolios may purchase and sell options on portfolio securities and the China Growth and Latin American Portfolios also may purchase and sell options on securities indices. Additional information with respect to option transactions is set forth below. Call and put options on equity securities are listed on various U.S. and foreign securities exchanges ("listed options") and are written in over-the-counter transactions ("OTC Options").



     Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation, such as Options Clearing Corporation ("OCC") in the United States. Ownership of a listed call option gives the fund the right to buy from the clearing corporation or exchange, the underlying security covered by the option at the state exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of the current market price. Ownership of listed put option would give the Portfolio the right to sell the underlying security or currency to the clearing corporation or exchange at the state exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security from the clearing corporation or exchange at the exercise price.




     OTC options are purchased from or sold (written) to dealers of financial institutions which have entered into direct agreements with the Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transactions dealer, without the intermediation of a third party such as a clearing corporation or exchange. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.



COVERED CALL WRITING. Each of the Portfolios may write (i.e., sell) covered call options on portfolio securities. By doing so, the Portfolio would become obligated during the terms of the option to deliver the securities underlying the option should the option holder choose to exercise the option before the option's termination date. In return for the call it has written, the Portfolio will receive from the purchaser (or option holder) a premium which is the price of the option, less a commission charged by a broker. The Portfolio will keep the premium regardless of whether the option is exercised. A call option is "covered" if the Portfolio owns the security underlying the option it has written or has an absolute or immediate right to acquire the security by holding a call option on such security, or maintains a sufficient amount of cash, cash equivalents or liquid securities to purchase the underlying security. When the Portfolio writes covered call options, it augments its income by the premiums received and is thereby hedged to the extent of that amount against a decline in the price of the underlying securities and the premiums received will offset a portion of the potential loss incurred by the Portfolio if the securities underlying the options are ultimately sold by the Portfolio at a loss. However, during the option period, the Portfolio has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The size of premiums will fluctuate with varying market conditions.


COVERED PUT WRITING. Each of the Portfolios may write covered put options on portfolio securities. By doing so, the Portfolio incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC options written by the Portfolio will be exercisable by the purchaser only on a specific date). Generally, a put option is "covered" if the Portfolio maintains cash, U.S. Government securities or other high grade debt obligations equal to the exercise price of the option or if the Portfolio holds a put option on the same underlying security with a similar or higher exercise price.


     Each of the Portfolios will write put options to receive the premiums paid by purchasers; when the Adviser (and also the Sub-Adviser with respect to the Gold Portfolio) wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and to close out long put option positions.


PURCHASE OF PUT AND CALL OPTIONS. Each of the Portfolios may purchase listed or OTC put or call options on its portfolio securities in amounts exceeding no more than 5% of its total assets. When the Portfolio purchases a call option it acquires the right to purchase a designated security at a designated price (the "exercise price"), and when the Portfolio purchases a put option it acquires the right to sell a designated security at the exercise price, in each case on or before a specified date (the "termination date"), usually not more than nine months from the date the option is issued.

     The Portfolio may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. The Portfolio may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Portfolio would incur no additional loss. The Portfolio may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions.

     The amount the Portfolio pays to purchase an option is called a "premium", and the risk assumed by the Portfolio when it purchases an option is the loss of this premium. Because the price of an option tends to move with that of its underlying security, if the Portfolio is to make a profit, the price of the underlying security must change and the change must be sufficient to cover the premium and commissions paid. A price change in the security underlying the option does not assure a profit since prices in the options market may not always reflect such a change.


OPTIONS ON SECURITIES INDICES.   The China Growth and Latin American Portfolios
may purchase and write put and call options on securities indices and enter into related closing transactions in order to hedge against the risk of market price fluctuations or to increase income to the Portfolio.


     Call and put options on indices are similar to options on securities except that, rather than the right to purchase or sell particular securities at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally (or in a particular industry or segment of the market) rather than the price movements in individual securities.

     All options written on indices must be covered. When the Portfolio writes an option on an index, it will establish a segregated account containing cash, U.S. government securities or other high quality liquid debt securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

     The Portfolio may choose to terminate an option position by entering into a closing transaction. The ability of the Portfolio to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

OPTIONS ON CURRENCIES. The China Growth and Latin American Portfolios may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Portfolio's exposure to changes in dollar exchange rates. Call options on foreign currency written by the Portfolio will be "covered," which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Portfolio, the Portfolio will establish a segregated account with the Fund's Custodian consisting of cash, U.S. government securities or other high quality liquid debt securities in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.

PORTFOLIO TURNOVER

     The portfolio turnover rate for a year is the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the Portfolio for the year, excluding U.S. Government securities and securities with maturities of one year or less. The portfolio turnover rate for a year is calculated by dividing the lesser of sales or the average monthly value of the Portfolio's portfolio purchases of portfolio securities during that year by securities, excluding money market instruments. The rate of portfolio turnover will not be a limiting factor when the Portfolio deems it appropriate to purchase or sell securities for the Portfolio. However, the U.S. federal tax requirement that the Portfolio derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit the Portfolio's ability to dispose of its securities. See "Taxes."

PRECIOUS METALS FORWARD AND FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Gold Portfolio may enter into futures contacts on precious ("precious metals futures") metals as a hedge against changes in the prices of precious metals held or intended to be acquired by the Portfolio, but not for speculation or for achieving leverage. The Portfolio's hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of a precious metal which the Portfolio intends to acquire ("anticipatory hedge") or sales of futures contracts as an offset against the effect of anticipated declines in the price of precious metal which the Portfolio owns ("hedge against an existing position").

     The Portfolio will enter into precious metals forward contracts which are similar to precious metals futures contracts, in that they provide for the purchase or sale of precious metals at an agreed price with delivery to take place at an agreed future time. However, unlike futures contracts, forward contracts are negotiated contracts which are primarily used in the dealer market. Unlike the futures contract market, which is regulated by the CFTC and by the regulations of the commodity exchanges, the forward contract market is unregulated. The Portfolio will use forward contracts for the same hedging purposes as those applicable to futures contracts, as described above. When the Portfolio enters into a forward contract it will establish with the custodian a segregated account consisting of cash, cash equivalents or bullion equal to the market value of the forward contract purchased.

     Precious metals futures and forward contract prices can be volatile and are influenced principally by changes in spot market prices, which in turn are affected by a variety of political and economic factors. In addition, expectations of changing market conditions may at times influence the prices of such futures and forward contracts, and changes in the cost of holding physical precious metals, including storage, insurance and interest expense, will also affect the relationship between spot and futures or forward prices. While the correlation between changes in prices of futures and forward contracts and prices of the precious metals being hedged by such contracts has historically been very strong, the correlation may at times be imperfect and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected precious metals price trends. To the extent that interest rates move in a direction opposite to that anticipated, the Portfolio may realize a loss on a futures transaction not offset by an increase in the value of portfolio securities. Moreover there is a possibility of a lack of a liquid secondary market for closing out a futures position or futures option. The success of any hedging technique depends upon the Adviser's and Sub-Adviser's accuracy in predicting the direction of a market. If these predictions are incorrect, the Portfolio may realize a loss.


     The Portfolio may also purchase (buy) and write (sell) covered call or put options on precious metals futures contracts. Such options would be purchased solely for hedging purposes similar to those applicable to the purchase and sale of futures contracts. Call options might be purchased to hedge against an increase in the price of precious metals the Portfolio intends to acquire, and put options may be purchased to hedge against a decline in the price of precious metals owned by the Portfolio. As is the case with futures contracts, options on precious metals futures may facilitate the Portfolio's acquisition of precious metals or permit the Portfolio to defer disposition of precious metals for tax or other purposes. The Portfolio may not purchase options on precious metals and precious metals futures contracts if the premiums paid for all such options, together with margin deposits on precious metals future contracts, would exceed 5% of the Portfolio's total assets at the time the option is purchased.



     One of the risks which may arise in employing futures contracts to protect against the price volatility of the Portfolio's assets is that the price of precious metals subject to futures contracts (and thereby the futures contracts prices) may correlate imperfectly with the prices of such assets. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.


SECURITIES LENDING


     Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act"), or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Advisor to be of good standing and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors of the Fund.

     At the present time, the staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


SHORT SALES

     The Emerging Markets Debt, Latin American and Aggressive Equity Portfolios may from time to time sell securities short without limitation but consistent with applicable legal requirements, although initially the Portfolio does not intend to sell securities short. A short sale is a transaction in which the Portfolio would sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Portfolio makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, the Portfolio will need to arrange through a broker to borrow the securities and, in so doing, the Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.


     The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, U.S. Government Securities or other liquid, high grade debt obligations. In addition, if the short sale is not "against the box," the Portfolio will place in a segregated account with its custodian, or designated sub-custodian, an amount of cash, U.S. Government Securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. Government Securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (1) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (2) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

     Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.


SPECIAL RISKS ASSOCIATED WITH FORWARD CONTRACTS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON AND OPTIONS ON FOREIGN CURRENCIES


     Transactions in forward contracts, as well as futures and options on foreign currencies, are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolios permitted to engage in such hedging transactions. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

     Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forward contracts, futures contracts and options. As a result, the available information on which a Portfolio's trading systems will be based may not be as complete as the comparable data on which such Portfolio makes investment and trading decisions in connection with securities and other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Portfolio from responding to such events in a timely manner.

     Settlements of over-the-counter forward contracts or of the exercise of foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires parties to such contracts to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

     Unlike currency futures contracts and exchange-traded options, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the Commission. In an over-the-counter trading environment, many of the protections associated with transactions on exchanges will not be available.

For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements associated with such option positions. Similarly, there is no limit on the amount of potential losses on forward contracts to which a Portfolio is a party.

     In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with such Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Portfolio may be unable to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. This in turn could limit a Portfolio's ability to realize profits or to reduce losses on open positions and could result in greater losses.

     Furthermore, over-the-counter transactions are not backed by the guarantee of an exchange's clearing corporation. A Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue its role as market-maker in a particular currency, thereby restricting a Portfolio's ability to enter into desired hedging transactions. A Portfolio will enter into over-the-counter transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

     Over-the-counter options on foreign currencies, like exchange-traded commodity futures contracts and commodity option contracts, are within the exclusive regulatory jurisdiction of the CFTC. The CFTC currently permits the trading of such options, but only subject to a number of conditions regarding the commercial purpose of the purchaser of such options. The China Growth and Latin American Portfolios are not able to determine at this time whether or to what extent the CFTC may impose additional restrictions on the trading of over-the-counter options on foreign currencies at some point in the future, or the effect that any restrictions may have on the hedging strategies to be implemented by the Portfolio. Forward contracts and currency swaps are not presently subject to regulation by the CFTC, although the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, a Portfolio's ability to utilize forward contracts and currency swaps in the manner set forth above and in the applicable Prospectus could be restricted.

     Options on foreign currencies traded on a national securities exchange are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency options positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default.
Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures for exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


                                      TAXES


     The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning.


     The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

     Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

     Each Portfolio intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, each Portfolio must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; (b) derive less than 30% of its gross income each taxable year from the sale or other disposition of the following items if held less than three months (A) stock or securities, (B) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), and (C) foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related to the Portfolio's principal business of investing in stocks or securities (or options or futures with respect to stock or securities) (the "short-short test") and (c) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% of gross income requirement described above, foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

     In addition to the requirements described above, in order to qualify as a RIC, a Portfolio must distribute at least 90% of its net investment income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, if any, to shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

     If a Portfolio fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gains distributions) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and will be eligible for the corporate dividends received deduction for corporate shareholders.

     Each Portfolio will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. If any such gains are retained, the Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Portfolio shares by 65% of the amount included in their income and will be able to claim their share of the tax paid by the Portfolio as a refundable credit against their federal income tax liability.

     A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year, and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Portfolio will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares.

     The conversion of Class A shares to Class B shares should not be a taxable event to the shareholder.

     Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

     Each Portfolio is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not certified on the Account Registration Form or on a separate form supplied by the Portfolio, that the Social Security or Taxpayer Identification Number provided is correct and that the shareholder is exempt from backup withholding or is not currently subject to backup withholding.

     For certain transactions, each Portfolio is required for federal income tax purposes to recognize as gain or loss its net unrealized gains and losses on forward currency and futures contracts as of the end of each taxable year, as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     As discussed above, in order for each Portfolio to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from certain qualifying income, including dividends, interest, income derived from loans of securities, and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business of investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will therefore generally be qualifying income for purposes of the 90% requirement. Qualification as a RIC also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on futures contracts held less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so.

     Short sales engaged in by a Portfolio may reduce the holding property held by a Portfolio which is substantially identical to the property sold short. This rule may make it more difficult for the Portfolio to satisfy the short-short test. This rule may also have the effect of converting capital gains recognized by the Portfolio from long-term to short-term as well as converting capital losses recognized by the Portfolio from short-term to long-term.


     SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund. The Fund may request a private letter ruling from the Internal Revenue Service on some or all of these issues.


     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.


     If the Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to shareholders. The U.S. Treasury issued proposed regulation section 1.1291-8 which establishes a mark-to-market regime which allows investment companies investing in PFIC's to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on the Fund with respect to investments in PFIC's would be significant.


     A Fund's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Fund's treatment of certain other options, futures and forward contracts entered into by a Fund is generally governed by
Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.


     A Section 1256 position held by a Fund will generally be marked-to-market (i.e. treated as if it were sold for fair market value) on the last business day of a Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by a Fund.


     When a Fund holds options or contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles i.e., straddles comprised of at least one
Section 1256 position and at least one non-Section 1256 position which may reduce or eliminate the operation of these straddle rules.


                     SPECIAL TAX CONSIDERATIONS RELATING TO
                               MUNICIPAL BOND AND
                        MUNICIPAL MONEY MARKET PORTFOLIOS

     Each of the Municipal Bond Portfolio and the Municipal Money Market Portfolio will qualify to pay "exempt interest dividends" to its shareholders provided that, at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of obligations the interest on which is exempt from federal income tax. Current federal tax law limits the types and volume of bonds qualifying for federal income tax exemption of interest, which may have an effect on the ability of these Portfolios to purchase sufficient amounts of tax-exempt securities to satisfy this requirement. Any loss on the sale or exchange of shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such shares.

     As noted in the Prospectus for the Municipal Bond Portfolio and the Municipal Money Market Portfolio, exempt-interest dividends are excludable from a shareholder's gross income for regular Federal income tax purposes. Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Alternative Minimum Tax is imposed at the rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax. The Portfolios intend, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

     The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Municipal Bond Portfolio and the Municipal Money Market Portfolio and will be applied uniformly to all dividends declared with respect to the Portfolios during that year. This percentage may differ from the actual percentage for any particular day.

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

     Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio. "Substantial user" is defined generally for these purposes as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

     Issuers of bonds purchased by the Municipal Bond Portfolio (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.


           SPECIAL TAX CONSIDERATIONS RELATING TO FOREIGN INVESTMENTS

     Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Portfolio. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Portfolio. These gains or losses increase or decrease the amount of a Portfolio's net investment income available to be distributed to its shareholders as ordinary income.

     It is expected that each Portfolio will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and a Portfolio may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of a Portfolio's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Portfolio may elect to treat certain foreign income taxes imposed on it for United States federal income tax purposes as paid directly by its shareholders. A Portfolio will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Portfolio makes the election, shareholders will be required to include in income their proportionate shares of the amount of foreign income taxes treated as imposed on the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Portfolio. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

                         TAXES AND FOREIGN SHAREHOLDERS


     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("Foreign Shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of net investment income plus the excess of net short-term capital gains over net long-term capital losses will be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, distributions of net long-term capital gains, and amounts retained by the Fund which are designated as undistributed capital gains.

     If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Portfolio and any gains realized upon the sale of shares of the Portfolio, will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations.

     The Portfolio may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

     The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio, including the potential application of the provisions of the Foreign Investment in Real Estate Property Tax Act of 1980, as amended.



                               PURCHASE OF SHARES


     The purchase price of the Class A shares of each Portfolio of the Fund, except the Money Market and Municipal Money Market Portfolios, and the Class B shares of each Multiclass Portfolio of the Fund is the net asset value next determined after the order is received. For each Portfolio of the Fund other then the Money Market or Municipal Market Portfolios, an order received prior to the regular close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt; and an order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open as long as the Fund's transfer agent receives payment by check or in Federal Funds prior to the regular close of the NYSE on such day. Shares of the Money Market and Municipal Money Market Portfolios may be purchased at the net asset value per share at the price next determined after Federal Funds are available to such Portfolios. Shares of the Fund may be purchased on any day the NYSE is open. The NYSE will be closed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares. The International Equity Portfolio is currently limiting investments in the Portfolio to: (i) reinvested dividends and distributions by existing shareholders of the Portfolio; (ii) additional investments by existing shareholders of the Portfolio; (iii) investments by employees of Morgan Stanley; and (iv) investors who were in the process of becoming shareholders of the Portfolio at the time the Portfolio limited further investments.


                              REDEMPTION OF SHARES

     Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     No charge is made by any Portfolio for redemptions except for the 1% transaction fee assessed upon redemption of the International Small Cap Portfolio. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

     To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and
(2) share transfer requests.



     A guarantor must be a bank, a trust company, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors.

     The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.


                              SHAREHOLDER SERVICES


EXCHANGE FEATURES

     Shares of each Portfolio of the Fund may be exchanged for shares of any other available Portfolio (other than the International Equity Portfolio, which is closed to new investors). In exchanging for shares of a Portfolio with more than one class, the class of shares a shareholder receives in exchange will be determined in the same manner as any other purchase of shares and will not be based on the class of shares surrendered for the exchange. Consequently, the same minimum initial investment and minimum account size for determining the class of shares received in the exchange will apply.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange, a shareholder should consider the investment objectives of the Portfolio to be purchased.

     Exchange requests may be made either by mail or telephone. Exchange requests by mail should be sent to Morgan Stanley Institutional Fund, Inc., P.O. Box 2798, Boston, Massachusetts 02208-2798. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 10:00 a.m. (Eastern Time) for the Municipal Money Market Portfolio, 11:00 a.m. (Eastern Time) for the Money Market Portfolio, and 4:00 p.m. (Eastern Time) for the remaining Portfolios will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Exchanges may be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For federal income tax purposes an exchange between Portfolios is a taxable event for shareholders subject to tax, and, accordingly, a gain or loss may be realized. The exchange privilege may be modified or terminated by the Fund at any time upon 60-days' notice to shareholders.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Fund's Portfolios to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of the Portfolio's shares and may result in involuntary conversion or redemption of such shares.

                             INVESTMENT LIMITATIONS

     Each current Portfolio has adopted the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio of the Fund will not:

     (1) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities), and except that the Gold Portfolio may invest in gold bullion in accordance with its investment objectives and policies;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

     (3) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;


     (4) except with respect to the Global Fixed Income, Emerging Markets, Emerging Markets Debt, China Growth, Latin American, MicroCap, Aggressive Equity, U.S. Real Estate Portfolios (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

     (5) issue senior securities and will not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), except that each of the Emerging Markets Debt and Latin American Portfolios may borrow from banks and other entities in amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objectives and policies;


     (6) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

     (7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (in the case of the Money Market Portfolio or the Municipal Money Market Portfolio) instruments issued by U.S. Banks, except that (i) the Latin American Portfolio may invest more than 25% of its total assets in companies involved in the telecommunications industry or financial services industry, (ii) the Gold Portfolio may invest more than 25% of its total assets in securities of companies in the group of industries involved in gold-related or precious-metals-related activities, as described in the prospectus, and may invest more than 25% of its total assets in one or more of the industries, such as mining, that are part of such group of industries, as described in the prospectus, and (iii) the U.S. Real Estate Portfolio may invest more than 25% of its total assets in the U.S. real estate industry, respectively, as provided in their respective Prospectuses; and

     (8) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

     In addition, each current Portfolio of the Fund has adopted non-fundamental investment limitations as stated below and in their respective Prospectuses. Such limitations may be changed without shareholder approval. Each current Portfolio of the Fund will not:

     (1) purchase on margin or sell short, except (i) that the Emerging Markets Debt, Latin American and Aggressive Equity Portfolios may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus, (ii) that each of the Active Country Allocation, Equity Growth, Gold, China Growth and Aggressive Equity Portfolios may enter into option transactions to the extent that not more than 5% of the Portfolio's total assets are required as deposits to secure obligations under options and not more than 20% of its total assets are invested in options, futures contracts and options on futures contracts at any time, and (iii) as specified above in Fundamental Restriction No. (1);

     (2) purchase or retain securities of an issuer if those Officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (3) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

     (4) invest for the purpose of exercising control over management of any company;

     (5) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

     (6) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     (7) purchase warrants if, by reason of such purchase, more than 5% of the value of the Portfolio's net assets (taken at market value) would be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on a recognized stock exchange;

     (8) except for the U.S. Real Estate Portfolio, invest in real estate limited partnership interests, and the U.S. Real Estate Portfolio may not invest in such interests that are not publicly traded;

     (9) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed, and
(ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the Commission thereunder;

     (10) invest in oil, gas or other mineral leases; and


     (11) purchase puts, calls, straddles, spreads and any combination thereof if for any reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of their respective total assets, except that: (a) each of the Active Country Allocation, Equity Growth, Gold, China Growth and Aggressive Equity Portfolios may enter into option transactions to the extent that not more than 5% of the Portfolio's total assets are required as deposits to secure obligations under options and not more than 20% of its total assets are invested in options, futures contracts and options on futures contracts at any time; and (b) the Fixed Income Portfolio is not subject to this limitation number (11).

     The Balanced, Fixed Income and Value Equity Portfolios will only issue shares for securities or assets other than cash in a bona fide reorganization, statutory merger, or in other acquisitions of portfolio securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which (i) meet their respective investment objectives; (ii) are acquired for investment and not for resale.

     Each of the Global Fixed Income, Emerging Markets, Emerging Markets Debt, China Growth, Latin American, Aggressive Equity and U.S. Real Estate Portfolios will diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).

     The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Portfolios of the Fund may adopt different limitations.


                  DETERMINING MATURITIES OF CERTAIN INSTRUMENTS

     Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (1) a Government Obligation with a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate;
(c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.


                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. Three Directors and all of the officers of the Fund are directors, officers or employees of the Fund's adviser, distributor or administrative services provider. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Morgan Stanley Asset Management Inc. or its affiliates. The other Directors have no affiliation with the Fund's adviser, distributor or administrative services provider. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below:



Name, Address              Position        Principal Occupation During
and Age                    with Fund              Past Five Years
-------------------        ---------       ---------------------------

Barton M. Biggs*          Chairman and     Chairman and Director of Morgan
1221 Avenue of the        Director         Stanley Asset Management Inc. and
Americas                                   Morgan Stanley Asset Management
New York, NY 10020                         Limited; Managing Director of Morgan
(63)                                       Stanley & Co., Inc.; Director of
                                           Morgan Stanley Group Inc.; Member of
                                           International Advisory Counsel of
                                           the Thailand Fund; Chairman and
                                           Director of The Brazilian Investment
                                           Fund, Inc., The Latin American
                                           Discovery Fund, Inc., The Malaysia
                                           Fund, Inc., Morgan Stanley Africa
                                           Investment Fund, Inc., Morgan Stanley
                                           Asia-Pacific Fund, Inc., Morgan
                                           Stanley Emerging Markets Debt Fund,
                                           Inc., Morgan Stanley Emerging Markets
                                           Fund, Inc., Morgan Stanley Fund Inc.,
                                           Morgan Stanley Global Opportunity
                                           Bond Fund, Inc., Morgan Stanley High
                                           Yield Fund, Inc., Morgan Stanley
                                           India Investment Fund, Inc., Morgan
                                           Stanley Institutional Fund, Inc., The
                                           Pakistan Investment Fund, Inc., PCS
                                           Cash Fund, Inc., The Thai Fund, Inc.
                                           and The Turkish Investment Fund, Inc.

Name, Address              Position        Principal Occupation During
and Age                    with Fund              Past Five Years
-------------------        ---------       ---------------------------

Warren J. Olsen*           Director and    Principal of Morgan Stanley & Co.,
1221 Avenue of the         President       Inc.; Principal of Morgan Stanley
Americas                                   Asset Management Inc.; President and
New York, NY 10020                         Director of The Brazilian Investment
(39)                                       Fund, Inc., The Latin American
                                           Discovery Fund, Inc., The Malaysia
                                           Fund, Inc., Morgan Stanley Africa
                                           Investment Fund, Inc., Morgan Stanley
                                           Asia-Pacific Fund, Inc., Morgan
                                           Stanley Emerging Markets Debt Fund,
                                           Inc., Morgan Stanley Emerging Markets
                                           Fund, Inc., Morgan Stanley Fund,
                                           Inc., Morgan Stanley Global
                                           Opportunity Bond Fund, Inc., Morgan
                                           Stanley High Yield Fund, Inc., Morgan
                                           Stanley India Investment Fund, Inc.,
                                           Morgan Stanley Institutional Fund,
                                           Inc., The Pakistan Investment Fund,
                                           Inc., PCS Cash Fund, Inc., The Thai
                                           Fund, Inc., and The Turkish
                                           Investment Fund, Inc.

John D. Barrett, II        Director        Chairman and Director of Barrett
521 Fifth Avenue                           Associates, Inc. (investment
New York, NY 10135                         counseling); Director of the Ashforth
(60)                                       Company (real estate); Director of
                                           the Morgan Stanley Fund, Inc., Morgan
                                           Stanley Institutional Fund, Inc. and
                                           PCS Cash Fund, Inc.

Gerard E. Jones            Director        Partner in Richards & O'Neil LLP (law
43 Arch Street                             firm); Director of the Morgan Stanley
Greenwich, CT 06830                        Fund, Inc., Morgan Stanley
(59)                                       Institutional Fund, Inc. and PCS Cash
                                           Fund, Inc.

Andrew McNally IV          Director        Chairman and Chief Executive Officer
8255 North Central                         of Rand McNally (publication);
Park Avenue                                Director of Allendale Insurance Co.,
Skokie, IL 60076                           Mercury Finance (consumer finance);
(56)                                       Zenith Electronics, Hubbell, Inc.
                                           (industrial electronics); Director of
                                           the Morgan Stanley Fund, Inc., Morgan
                                           Stanley Institutional Fund, Inc. and
                                           PCS Cash Fund, Inc.

Samuel T. Reeves           Director        Chairman of the Board and CEO,
8211 North                                 Pinacle L.L.C. (investment firm);
Fresno Street                              Director, Pacific Gas and Electric
Fresno, CA 93720                           and PG&E Enterprises (utilities);
(61)                                       Director of the Morgan Stanley Fund,
                                           Inc., Morgan Stanley Institutional
                                           Fund, Inc. and PCS Cash Fund, Inc.

Name, Address              Position        Principal Occupation During
and Age                    with Fund              Past Five Years
-------------------        ---------       ---------------------------

Fergus Reid                Director        Chairman and Chief Executive Officer
85 Charles Colman Blvd                     of LumeLite Corporation (injection
Pawling, NY 12564                          molding firm); Trustee and Director
(63)                                       of Vista Mutual Fund Group; Director
                                           of the Morgan Stanley Fund, Inc.,
                                           Morgan Stanley Institutional Fund,
                                           Inc. and PCS Cash Fund, Inc.

Frederick O. Robertshaw    Director        Of Counsel, Bryan, Cave (law firm);
2800 North Central Avenue                  Previously associated with Copple,
Phoenix, AZ 85004                          Chamberlin & Boehm, P.C. and Rake,
(62)                                       Copple, Downey & Black, P.C. (law
                                           firms); Director of the Morgan
                                           Stanley Fund, Inc., Morgan Stanley
                                           Institutional Fund, Inc. and PCS Cash
                                           Fund, Inc.

Frederick B. Whittemore*   Director        Advisory Director of Morgan Stanley &
1251 Avenue of the                         Co., Inc.; Vice-Chairman and Director
Americas, 30th Flr.                        of The Brazilian Investment Fund,
New York, NY 10020                         Inc., The Latin American Discovery
(65)                                       Fund, Inc., The Malaysia Fund, Inc.,
                                           Morgan Stanley Africa Investment
                                           Fund, Inc., Morgan Stanley
                                           Asia-Pacific Fund, Inc., Morgan
                                           Stanley Emerging Markets Debt Fund,
                                           Inc., Morgan Stanley Emerging Markets
                                           Fund, Inc., Morgan Stanley Fund,
                                           Inc., Morgan Stanley Global
                                           Opportunity Bond Fund, Inc., Morgan
                                           Stanley High Yield Fund,Inc., Morgan
                                           Stanley India Investment Fund, Inc.,
                                           Morgan Stanley Institutional Fund,
                                           Inc., The Pakistan Investment Fund,
                                           Inc., PCS Cash Fund, Inc., The Thai
                                           Fund, Inc. and The Turkish Investment
                                           Fund, Inc.

James W. Grisham*          Vice President  Principal of Morgan Stanley & Co.,
1221 Avenue of the                         Inc.; Principal of Morgan Stanley
Americas                                   Asset Management Inc.; Vice President
New York, NY 10020                         of The Brazilian Investment Fund,
(54)                                       Inc., The Latin American Discovery
                                           Fund, Inc., The Malaysia Fund, Inc.,
                                           Morgan Stanley Africa Investment
                                           Fund, Inc., Morgan Stanley
                                           Asia-Pacific Fund, Inc., Morgan
                                           Stanley Emerging Markets Debt Fund,
                                           Inc., Morgan Stanley Emerging Markets
                                           Fund, Inc., Morgan Stanley Fund,
                                           Inc., Morgan Stanley Global
                                           Opportunity Bond Fund, Inc., Morgan
                                           Stanley High Yield Fund, Inc., Morgan
                                           Stanley India Investment Fund, Inc.,
                                           Morgan Stanley Institutional Fund,
                                           Inc., The Pakistan Investment Fund,
                                           Inc., PCS Cash Fund, Inc., The Thai
                                           Fund, Inc. and The Turkish Investment
                                           Fund, Inc.

Name, Address              Position        Principal Occupation During
and Age                    with Fund              Past Five Years
-------------------        ---------       ---------------------------

Harold J. Schaaff, Jr.*    Vice President  Principal of Morgan Stanley & Co.;
1221 Avenue of the                         General Counsel and Secretary of
Americas                                   Morgan Stanley Asset Management Inc.;
New York, NY 10020                         Vice President of The Brazilian
(35)                                       Investment Fund, Inc., The Latin
                                           American Discovery Fund, Inc., The
                                           Malaysia Fund, Inc., Morgan Stanley
                                           Africa Investment Fund, Inc., Morgan
                                           Stanley Asia-Pacific Fund, Inc.,
                                           Morgan Stanley Emerging Markets Debt
                                           Fund, Inc., Morgan Stanley Emerging
                                           Markets Fund, Inc., Morgan Stanley
                                           Fund, Inc., Morgan Stanley Global
                                           Opportunity Bond Fund, Inc., Morgan
                                           Stanley High Yield Fund, Inc., Morgan
                                           Stanley India Investment Fund, Inc.,
                                           Morgan Stanley Institutional Fund,
                                           Inc., The Pakistan Investment Fund,
                                           Inc., PCS Cash Fund, Inc., The Thai
                                           Fund, Inc. and The Turkish Investment
                                           Fund, Inc.


Joseph P. Stadler*         Vice President  Vice President of Morgan Stanley
1221 Avenue of the                         Asset  Management Inc.; Previously
Americas                                   with Price Waterhouse LLP
New York, NY 10020                         (accounting); Vice President of The
(41)                                       Brazilian Investment Fund, Inc., The
                                           Latin American Discovery Fund, Inc.,
                                           The Malaysia Fund, Inc., Morgan
                                           Stanley Africa Investment Fund, Inc.,
                                           Morgan Stanley Asia-Pacific Fund,
                                           Inc., Morgan Stanley Emerging Markets
                                           Debt Fund, Inc., Morgan Stanley
                                           Emerging Markets Fund, Inc., Morgan
                                           Stanley Fund, Inc., Morgan Stanley
                                           Global Opportunity Bond Fund, Inc.,
                                           Morgan Stanley High Yield Fund, Inc.,
                                           Morgan Stanley India Investment Fund,
                                           Inc., Morgan Stanley Institutional
                                           Fund, Inc., The Pakistan Investment
                                           Fund, Inc., PCS Cash Fund, Inc., The
                                           Thai Fund, Inc. and The Turkish
                                           Investment Fund, Inc.

Name, Address              Position        Principal Occupation During
and Age                    with Fund              Past Five Years
-------------------        ---------       ---------------------------

Valerie Y. Lewis*          Secretary       Vice President of Morgan Stanley
1221 Avenue of the                         Asset Management Inc.; Previously
Americas                                   with Citicorp (banking); Secretary of
New York, NY 10020                         The Brazilian Investment Fund, Inc.,
(40)                                       The Latin American Discovery Fund,
                                           Inc., The Malaysia Fund, Inc., Morgan
                                           Stanley Africa Investment Fund, Inc.,
                                           Morgan Stanley Asia-Pacific Fund,
                                           Inc., Morgan Stanley Emerging Markets
                                           Debt Fund, Inc., Morgan Stanley
                                           Emerging Markets Fund, Inc., Morgan
                                           Stanley Fund, Inc., Morgan Stanley
                                           Global Opportunity Bond Fund, Inc.,
                                           Morgan Stanley High Yield Fund, Inc.,
                                           Morgan Stanley India Investment Fund,
                                           Inc., Morgan Stanley Institutional
                                           Fund, Inc., The Pakistan Investment
                                           Fund, Inc., PCS Cash Fund, Inc., The
                                           Thai Fund, Inc. and The Turkish
                                           Investment Fund, Inc.

Karl O. Hartmann           Assistant       Senior Vice President, Secretary and
73 Tremont Street          Secretary       General Counsel of Chase Global Funds
Boston, MA 02108-3913                      Services Company; Previously, Leland,
(41)                                       O'Brien, Rubinstein Associates, Inc.
                                           (investments).

James R. Rooney            Treasurer       Vice President, Chase Global Funds
73 Tremont Street                          Services Company; Director of Fund
Boston, MA 02108-3913                      Administration; Officer of various
(37)                                       investment companies managed by
                                           Morgan Stanley Asset Management Inc.;
                                           Previously with Scudder, Stevens &
                                           Clark, Inc. (investments) and Ernst &
                                           Young LLP (accounting); Treasurer of
                                           The Brazilian Investment Fund, Inc.,
                                           The Latin American Discovery Fund,
                                           Inc., The Malaysia Fund, Inc., Morgan
                                           Stanley Africa Investment Fund, Inc.,
                                           Morgan Stanley Asia-Pacific Fund,
                                           Inc., Morgan Stanley Emerging Markets
                                           Debt Fund, Inc., Morgan Stanley
                                           Emerging Markets Fund, Inc., Morgan
                                           Stanley Fund, Inc., Morgan Stanley
                                           Global Opportunity Bond Fund, Inc.,
                                           Morgan Stanley High Yield Fund, Inc.,
                                           Morgan Stanley India Investment Fund,
                                           Inc., Morgan Stanley Institutional
                                           Fund, Inc., The Pakistan Investment
                                           Fund, Inc., The Thai Fund, Inc. and
                                           The Turkish Investment Fund, Inc.

Name, Address              Position        Principal Occupation During
and Age                    with Fund              Past Five Years
-------------------        ---------       ---------------------------

Joanna Haigney             Assistant       Supervisor of Fund Administration and
73 Tremont Street          Treasurer       Compliance, Chase Global Funds
Boston, MA 02108-3913                      Services Company; Previously with
(29)                                       Coopers & Lybrand LLP; Assistant
                                           Treasurer of The Brazilian Investment
                                           Fund, Inc., The Latin American
                                           Discovery Fund, Inc., The Malaysia
                                           Fund, Inc., Morgan Stanley Africa
                                           Investment Fund, Inc., Morgan Stanley
                                           Asia-Pacific Fund, Inc., Morgan
                                           Stanley Emerging Markets Debt Fund,
                                           Inc., Morgan Stanley Emerging Markets
                                           Fund, Inc., Morgan Stanley Fund,
                                           Inc., Morgan Stanley Global
                                           Opportunity Bond Fund, Inc., Morgan
                                           Stanley High Yield Fund, Inc., Morgan
                                           Stanley India Investment Fund, Inc.,
                                           Morgan Stanley Institutional Fund,
                                           Inc., The Pakistan Investment Fund,
                                           Inc., The Thai Fund, Inc. and The
                                           Turkish Investment Fund, Inc.


--------------

*    "Interested Person" within the meaning of the 1940 Act.


REMUNERATION OF DIRECTORS AND OFFICERS



     Effective June 28, 1995, the Open-end Fund Complex will pay each of the nine Directors who is not an "interested person" an annual aggregate fee of $55,000, plus out-of-pocket expenses. The Open-end Fund Complex will pay each of the members of the Fund's Audit Committee, which consists of the Fund's Directors who are not "interested persons," an additional annual aggregate fee of $10,000 for serving on such a committee. The allocation of such fees will be among the three funds in the Open-end Fund Complex in direct proportion to their respective average net assets. For the fiscal year December 31, 1995, the Fund paid approximately $244,000 in Directors' fees and expenses. Directors who are also officers or affiliated persons receive no remuneration for their services as Directors. The Fund's officers and employees are paid by the Adviser or its agents. As of August 16, 1996, to Fund management's knowledge, the Directors and officers of the Fund, as a group, owned more than 1% of the outstanding common stock of the following Portfolios of the Fund: 2.4% Active Country Allocation Portfolio - Class B shares; 2.3% Aggressive Equity Portfolio - Class A shares; 1.0% Aggressive Equity Portfolio - Class B shares; 1.7% Asian Equity Portfolio - Class A shares; 2.0% Emerging Growth Portfolio - Class B shares; 1.4% Emerging Markets Debt Portfolio - Class A shares; 1.2% Emerging Markets Debt Portfolio
- Class B shares; 1.3% Emerging Markets Portfolio - Class B shares; 1.8% Equity Growth Portfolio - Class B shares; 6.2% Fixed Income Portfolio - Class B shares; 2.2% Global Fixed Income Portfolio - Class B shares; 1.2% International Equity Portfolio - Class B shares; 4.2% Latin American Portfolio - Class A shares; and 23.9% Municipal Bond Portfolio - Class B shares. The following table shows aggregate compensation paid to each of the Fund's Directors by the Fund and the Fund Complex, respectively, in the fiscal year ended December 31, 1995.

                               COMPENSATION TABLE



----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

     (1)                           (2)                        (3)                       (4)                      (5)
     NAME OF                       AGGREGATE                  PENSION OR                ESTIMATED                TOTAL
     PERSON,                       COMPENSATION               RETIREMENT                ANNUAL                   COMPENSATION
     POSITION                      FROM                       BENEFITS ACCRUED          BENEFITS                 FROM REGISTRANT
                                   REGISTRANT                 AS PART OF FUND           UPON                     AND FUND COMPLEX
                                                              EXPENSES                  RETIREMENT               PAID TO DIRECTORS

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Barton M. Biggs,                         N/A                                                                                  N/A
Director and Chairman
of the Board

Warren J. Olsen,                         N/A                                                                                  N/A
Director and President

John D. Barrett, II                   14,085                                                                               26,405
Director

Gerard E. Jones,                      25,335                                                                               79,655
Director

Andrew McNally, IV                    11,916                                                                               32,834
Director

Samuel T. Reeves,                     11,916                                                                               14,303
Director

Fergus Reid,                          14,085                                                                               48,517
Director

Frederick O. Robertshaw,              11,916                                                                               36,055
Director

Frederick B. Whittemore,              12,150                                                                               41,429
Director

John P. Britton*,                     11,250                                                                               11,250
Director

George R. Bunn*,                      12,900                                                                               12,900
Director

Peter E. deSvastich*,                 11,250                                                                               25,225
Director

--------------

* As of June 30, 1995, Mssrs. Britton, Bunn and deSvastich resigned from the Board of Directors.

INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENTS



       Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") is a wholly-owned subsidiary of Morgan Stanley Group Inc. The principal offices of Morgan Stanley Group Inc. are located at 1221 Avenue of the Americas, New York, NY 10020. As compensation for advisory services for the fiscal years ended December 31, 1993, December 31, 1994 and December 31, 1995, the Adviser earned fees of approximately $17,539,000, $34,338,000 and $40,534,000, respectively, and from such fees voluntarily waived fees of $3,037,000, $2,640,000 and $3,526,000, respectively. For the fiscal years ended December 31, 1993, December 31, 1994 and December 31, 1995, the Fund paid brokerage commissions of approximately $5,827,000, $7,287,293 and $10,317,515, respectively. For the fiscal years ended December 31, 1993, December 31, 1994 and December 31, 1995, the Fund paid in the aggregate $797,000, $796,000 and $377,000, respectively, as brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker-dealer, which represented 13%, 11% and 4% of the total amount of brokerage commissions paid in each respective period. For the fiscal years ended December 31, 1993 , December 31, 1994 and December 31, 1995, the Fund paid administrative fees to MSAM of approximately $4,662,000, $4,458,000 and $5,238,000, respectively.

       The Sub-Adviser, Sun Valley Gold Company, with principal offices at 620 Sun Valley Road, Sun Valley, Idaho, serves as the investment sub-adviser of the Gold Portfolio, pursuant to a sub-advisory agreement among the Fund, the Adviser and the Sub-Adviser (the "Sub-Advisory Agreement"). The Adviser and the Sub-Adviser have entered into an indemnification agreement under which, generally, the Sub-Adviser has agreed to indemnify the Adviser and the Fund for claims or losses in connection with any failure by the Sub-Adviser to comply with its obligations under the Sub-Advisory Agreement or related agreements or any act or omission that amounts to negligence, misfeasance or bad faith, and the Adviser has agreed to indemnify the Sub-Adviser for claims or losses in connection with any failure by the Adviser to comply with its obligations under the Sub-Advisory Agreement or related agreements. As compensation for sub-advisory services for the fiscal years ended December 31, 1994 and December 31, 1995, the Sub-Adviser earned fees of approximately $76,000 and $73,000, respectively, and from such fees voluntarily waived fees of $36,000 and $37,000, respectively. For the fiscal years ended December 31, 1994 and December 31, 1995, the Fund paid $8,000 and $450, respectively, as brokerage commissions to Sun Valley.

       Pursuant to the MSAM Administration Agreement between the Adviser and the Fund, the Adviser provides Administrative Services. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.15 of 1% of the average daily net assets of each Portfolio.

       Under the Agreement between the Adviser and The Chase Manhattan Bank, N.A. ("Chase," successor in interest to United States Trust Company of New
York), Chase Global Funds Services Company ("CGFSC," formerly Mutual Funds Service Company and now a Chase subsidiary) provides certain administrative services to the Fund. CGFSC provides operational and administrative services to investment companies with approximately $62 billion in assets and having approximately 187,286 shareholder accounts as of March 31, 1996. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.



DISTRIBUTION OF FUND SHARES




       Morgan Stanley & Co. Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley Group Inc., serves as the Distributor of the Fund's shares pursuant to a Distribution Agreement for the Fund and a Plan of Distribution for the Class B shares of the Portfolios (except the International Small Cap Portfolio which does not have Class B shares) pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan" and collectively, the "Plans"). Under each Plan the Distributor is entitled to receive from these Portfolios a distribution fee, which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Class B shares of these Portfolios. The Distributor expects to allocate most of its fee to its investment representative and investment dealers, banks or financial service firms that provide distribution services ("Participating Dealer"). The actual amount of such compensation is agreed upon by the Fund's Board of Directors and by the Distributor. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.

       The Plans obligate the Portfolios to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Portfolios to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plans. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Portfolios will not be obligated to pay more than that fee. If the Distributor's actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee. The Plans for the Class B shares were most recently approved by the Fund's Board of Directors, including those directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto, on September 20, 1995.

       The Class B shares commenced operations on January 2, 1996. Therefore, no Rule 12b-1 fees were paid to the Distributor for the fiscal year ended December 31, 1995. The Mortgage-Backed Securities, China Growth, MicroCap and International Magnum Portfolios were not in operation in the fiscal year ended December 31, 1995.


CODE OF ETHICS

       The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Adviser and, as described below, impose additional, more onerous, restrictions on the Fund's investment personnel.

       The Codes require that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as government
securities).   The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



       The names and addresses of the holders of 5% or more of the outstanding shares of any class of the Fund as of August 16, 1996 and the percentage of outstanding shares of such classes owned beneficially or of record by such shareholders as of such date are, to Fund management's knowledge, as follows:



ACTIVE COUNTRY ALLOCATION PORTFOLIO: City of New York Deferred Compensation Plan, 40 Rector Street, 3rd Floor, New York, NY 10006, owned 21% of such Portfolio's total outstanding Class A shares.



The Trustees of Columbia University in the City of New York, 475 Riverside Drive, Suite 401, New York, NY 10115, owned 15% of such Portfolio's total outstanding Class A shares.



Oglebay Norton Company, 1100 Superior Avenue, Cleveland, OH 44114-2598, owned 11% of such Portfolio's total outstanding Class A shares.



The Flinn Foundation, Northern Trust Co., Master Trust Dept., P.O. Box 92984, Chicago, IL 60675, owned 7% of such Portfolio's total outstanding Class A shares.



Sahara Enterprises, Inc., 3 First National Plaza, Suite 2000, Chicago,
IL 60602-4260, owned 6% of such Portfolio's total outstanding Class A shares.



The Chase Manhattan Bank, N.A., Trustee Chubb Capital Accumulation Plan, 770 Broadway, New York, NY 10003, owned 6% of such Portfolio's total outstanding Class A shares.



Lewis W. Bernard, 7 West 81st Street, New York, NY 10024, owned 15% of such Portfolio's total outstanding Class B shares.



Jeffrey R. Holzschuh, 21 Kenilworth Terrace, Greenwich, CT 06830-4046, owned 14% of such Portfolio's total outstanding Class B shares.



Benefit Administrators of America Inc., Attn: John Stephens, 626 Grand Avenue, Des Moines, IA 50309, owned 14% of such Portfolio's total outstanding Class B shares.



John P. and Janet K. Hanlon, 7 Stafford Place, Towaco, NJ 07082, owned 7% of such Portfolio's total outstanding Class B shares.

Michael and Maureen Cassedy, 1221 Jones Street, Apt. D1, San Francisco, CA 94109-4228, owned 7% of such Portfolio's total outstanding Class B shares.

Guarantee & Trust Company, IRA R/O, 101 S. Spring Street, La Grange, IL 60525, owned 6% of such Portfolio's total outstanding Class B shares.

AGGRESSIVE EQUITY PORTFOLIO: Valassis Enterprises - Equity C/O Franklin Enterprises, 520 Lake Cook Road, Suite 380, Deerfield, IL 60015, owned 14% of such Portfolio's total outstanding Class A shares.

Kinghugh S.A., C/O Morgan Stanley Asset Management, 1221 Avenue of the Americas, New York, NY 10020, owned 10% of such Portfolio's total outstanding Class A shares.

Hullbridge Investement Limited, P.O. Box 719, Sufat, Kuwait 13008, owned 7% of such Portfolio's total outstanding Class A shares.

Guy L. Chazal, Morgan Stanley & Company, 1221 Avenue of the Americas - 33rd floor, New York, NY 10020, owned 5% of such Portfolio's total outstanding Class B shares.

ASIAN EQUITY PORTFOLIO: Association De Bienfaisance Et De Retraite Des Policiers De La Communaute Urbaine De Montreal, 480 Gilford Street, Montreal, Quebec H2J1N3, owned 7% of such Portfolio's total outstanding Class A shares.

BALANCED PORTFOLIO: Kinney Printing Co-Employees, 4801 S. Lawndale, Chicago, IL 60632-3018, owned 12% of such Portfolio's total outstanding Class A shares.

H. Conrad & Sarah Meyer, One Woodland Avenue, Bronxville, NY 10708, owned 8% of such Portfolio's total outstanding Class A shares.

Joan M. Hunt Trust, 8627 Madison Drive, Niles, IL 60648, owned 7% of such Portfolio's total outstanding Class A shares.

Laverne M. Brownsey Trust, 135 S. LaSalle Street, Chicago, IL 60602-4274, owned 6% of such Portfolio's total outstanding Class A shares.

Cascino Investment Company, 820 Burgess Hill, Naperville, IL 60565, owned 5% of such Portfolio's total outstanding Class A shares.

Guarantee & Trust Company, IRA Rollover, One Woodland Avenue, Bronxville, NY 10708, owned 5% of such Portfolio's total outstanding Class A shares.

William Guthrie, IRA Rollover, 435 Sheridan Road, Winnetka, IL 60093-2626, owned 18% of such Portfolio's total outstanding Class B shares.

Laverne M. Brownsey Trust, 135 S. LaSalle Street, Chicago, IL 60602-4274, owned 6% of such Portfolio's total outstanding Class B shares.

EMERGING GROWTH PORTFOLIO: Northern Trust Company Trustee, FBO Morgan Stanley Profit Sharing Plan, P.O. Box 92956, Chicago, IL 60675-2956, owned 30% of such Portfolio's total outstanding Class A shares.

Allendale Mutual Insurance Co., P.O. Box 7500, Johnston, RI 02919-0750, owned 12% of such Portfolio's total outstanding Class A shares.

Mac & Co. A/C Benf 0741602, P.O. Box 3198, Pittsburgh, PA 15230, owned 10% of such Portfolio's total outstanding Class A shares.

NOAM/A/EC, C/O Philip Winters, Morgan Stanley Asset Management, 1221 6th Avenue, New York, NY 10020, owned 5% of such Portfolio's total outstanding Class A shares.

Worcester Polytechnical Institute, 100 Institute Road, Worcester, MA 01545, owned 5% of such Portfolio's total outstanding Class A shares.


EMERGING MARKETS DEBT PORTFOLIO: Northwestern University, 633 Clark Street, Evanston, IL 60208-1122, owned 13% of such Portfolio's total outstanding Class A shares.

Swarthmore College, 500 College Avenue, Swarthmore, PA 19081-1110, owned 7% of such Portfolio's total outstanding Class A shares.

Barlett and Company, Profit Sharing Plan and Trust, 4800 Main Street, Kansas City, MO 64112, owned 13% of such Portfolio's total outstanding Class B shares.

Alice H. and Paul D. Bartlett Trustee, 4800 Main Street, Kansas City, MO 64112, owned 6% of such Portfolio's total outstanding Class B shares.

Michael S. Virgil Trustee, FBO Mary Ann Young Brownsey Trust, 135 S. LaSalle Street, Chicago, IL 60602, owned 5% of such Portfolio's total outstanding Class B shares.

EMERGING MARKETS PORTFOLIO: Ministers & Missionaries Benefit Board of the American Baptist Churches, 475 Riverside Drive, New York, NY 10115, owned 8% of such Portfolio's total outstanding Class A shares.

Ewing Marion Kauffman Foundation, 4900 Oak Street, Kansas City, MO 64112, owned 7% of such Portfolio's total outstanding Class A shares.

EQUITY GROWTH PORTFOLIO: Northern Trust Company Trustee, FBO Morgan Stanley Profit Sharing Plan, P.O. Box 92956, Chicago, IL 60675, owned 31% of such Portfolio's total outstanding Class A shares.

St. Raymonds Cemetery Reserve Fund, 1201 Balcom Avenue, Bronx, NY 10465, owned 10% of such Portfolio's total outstanding Class A shares.

Donald A. Moore Jr., 160 E. 72 Street, New York, NY 10021, owned 8% of such Portfolio's total outstanding Class B shares.

Chicago Methodist Episcopal Church Aid Society, C/O Gordon Worley, 1407 Clinton Place, River Forest, IL 60305, owned 7% of such Portfolio's total outstanding Class B shares.

EUROPEAN EQUITY PORTFOLIO: Alan Gerry, C/O Granite Associates LP, 1 Cablevision Center, Liberty, NY 12754, owned 7% of such Portfolio's total outstanding Class A shares.

KPMG - Harvey Armstrong, FAO Volker Dolch Family Trust, 50 W. San Fernando Street, San Jose, CA 95113-2413, owned 10% of such Portfolio's total outstanding Class B shares.

Marc Andreessen Trustees, FBO Marc Andreessen, 16615 Lark Avenue, Los Gatos, CA 95030, owned 7% of such Portfolio's total outstanding Class B shares.

Benedikt Von Schroder & Kristin Von Schroder, Burnitz str. 67, 6000 Frankfurt 70, West Germany, owned 6% of such Portfolio's total outstanding Class B shares.

James P. Smith Jr., 552 Ponte Vedra Boulevard, Ponte Vedra, FL 32082-2316, owned 5% of such Portfolio's total outstanding Class B shares.

Beatrice Synder, Trustee FBO Jay Synder 21484, 300 Winston Drive Apt. 1711, Cliff Side Park, NJ 07010-3222, owned 5% of such Portfolio's total outstanding Class B shares.

Deborah Meredith, 1386 Pritchett Court, Los Altos, CA 94024-5713, owned 5% of such Portfolio's total outstanding Class B shares.

Frank E. Hunt Trust, 8627 Madison Drive, Niles, IL 60648-2321, owned 5% of such Portfolio's total outstanding Class B shares.

Christopher E. O'Donnell Trust, 1147 W. George Street, Chicago, IL 60657-4313, owned 5% of such Portfolio's total outstanding Class B shares.



FIXED INCOME PORTFOLIO: Northern Trust Company Trustee, FBO Morgan Stanley Profit Sharing Plan, P.O. Box 92956, Chicago, IL 60675-2956, owned 23% of such Portfolio's total outstanding Class A shares.

Morgan Stanley Foundation, 1221 Avenue of the Americas, New York, NY 10020, owned 6% of such Portfolio's total outstanding Class A shares.

Brooks School, c/o Mr. Frank Marino, North Andover, MA 01845, owned 5% of such Portfolio's total outstanding Class A shares.

Trust for Descendents of David R. Jaffe, C/O David Jaffe, 45 Hemlock Ridge, Weston, CT 06883, owned 8% of such Portfolio's total outstanding Class B shares.

Duncan Darrow Esq IRA, Orrick Herrington & Sutcliffe, 666 Fifth Avenue, New York, NY 10103, owned 8% of such Portfolio's total outstanding Class B shares.

William M. Manger, Jr., 8 E. 81 Street, New York, NY 10028-0201, owned 6% of such Portfolio's total outstanding Class B shares.

Harold J. Schaaff, IRA, 49 Old Orchard Lane, Ocean TWP, NJ 07712, owned 6% of such Portfolio's total outstanding Class B shares.

Michael J. and Patricia L. Berchtold Trust, C/O Morgan Stanley Asia, 3 Exchange Square, Hong Kong, owned 5% of such Portfolio's total outstanding Class B shares.

Richard B. Lonoff and Jacqueline M. Carr, 43 Mamanasco Road, Ridgefield, CT 06877-2402, owned 5% of such Portfolio's total outstanding Class B shares.

GLOBAL EQUITY PORTFOLIO: Robert College of Istanbul Turkey C/O Morgan Stanley Asset Management, 25 Cabot Square, London, England E144QA, owned 46% of such Portfolio's total outstanding Class A shares.

Gaz Metropolitan and Company Limited Partnership, 1717 Du Havre, Montreal, Canada H2K-2X3, owned 15% of such Portfolio's total outstanding Class A shares.

JM Kaplan Fund, Inc., 880 Third Avenue 3rd floor, New York, NY 10022, owned 13% of such Portfolio's total outstanding Class A shares.

Divtex and Company FBO, Pritchard Hubble and Herr C/O Texas Commerce Bank, P.O. Box 951405, Dallas, TX 75395, owned 8% of such Portfolio's total outstanding Class A shares.

Kaplan, Choate Value Partners, L.P., 880 Third Avenue, New York, NY 10022-4730, owned 7% of such Portfolio's total outstanding Class A shares.

Edward J. Prostic, 2225 Stratford Road, Mission Hills, KS 66208, owned 13% of such Portfolio's total outstanding Class B shares.

North American Trust Company, FBO Heller/Robert S. Venning, P.O. Box 84419, San Diego, CA 92138, owned 9% of such Portfolio's total outstanding Class B shares.

Janet Snyder IRA, MSTC Custodian, 3677 Sunsey Way, Sanford, MI 48657, owned 6% of such Portfolio's total outstanding Class B shares.

Douglas E. Ebert Trust, Douglas E. Ebert, Trustee and Successor in Trust, 3470 Twin Oaks Court, W. Bloomfield, MI 48324-3249, owned 5% of such Portfolio's total outstanding Class B shares.

GLOBAL FIXED INCOME PORTFOLIO: Farm Credit Bank Retirement Plan, Columbia District American Industries Trust Company Trustee, 5700 NW Central Drive, 4th Floor, Houston, TX 77092, owned 14% of such Portfolio's total outstanding Class A shares.

Northern Trust Company as Custodian FBO The Lund Foundation, P.O. Box 92956, Chicago, IL 60675, owned 10% of such Portfolio's total outstanding Class A shares.

The Northern Trust Customer FBO Resort Condominiums International, P.O. Box 92956, Chicago, IL 60675-2956, owned 6% of such Portfolio's total outstanding Class A shares.

David Brooks Gendron, C/O CS First Boston - London, 55 East 52nd Street, New York, NY 10055, owned 14% of such Portfolio's total outstanding Class B shares.

Marjorie S. Burggraf, FBO The Robert V. Burgraff Family Trust UTA DTD 11-5-86, 2378 E. Oakmont Drive, Idaho Falls, ID 83404-7720, owned 7% of such Portfolio's total outstanding Class B shares.

Laverne M. Brownsey Trust, 135 S. LaSalle Street, Chicago, IL 60603, owned 7% of such Portfolio's total outstanding Class B shares.

Spencer and Caroline Fleischer, 15 Kensington Park Gardens, London W11 3HD, England, owned 6% of such Portfolio's total outstanding Class B shares.

GOLD PORTFOLIO: Marshall & Ilsley Trust Company, 1000 N. Water Street, Milwaukee, WI 53202, owned 31% of such Portfolio's total outstanding Class B shares.

Jerome Reed Schusterman, P.O. Box 699, Tulsa OK 74101, owned 19% of such Portfolio's total outstanding Class B shares.

Chicago Methodist Episcopal Church Aid Society, C/O Gordon Worley, 1407 Clinton Place, River Forest, IL 60305, owned 16% of such Portfolio's total outstanding Class B shares.

Steve C. Olson, 505 Knollwood Road, Ridgewood, NJ 07450, owned 14% of such Portfolio's total outstanding Class B shares.

Priscilla and John Privat, 8852 N.E. 24th Street, Bellevue, WA 98004, owned 7% of such Portfolio's total outstanding Class B shares.

HIGH YIELD PORTFOLIO: Northern Trust Company Trustee, FBO Morgan Stanley Profit Sharing Plan, P.O. Box 92956, Chicago, IL 60675-2956, owned 20% of such Portfolio's total outstanding Class A shares.

Valassis Enterprises - Equity, c/o Franklin Enterprises, 520 Lake Cook Road, Suite 380, Deerfield, IL 60015, owned 13% of such Portfolio's total outstanding Class A shares.

Greenwich Academy, 200 North Maple Avenue, Greenwich, CT 06830, owned 6% of such Portfolio's total outstanding Class B shares.

Jerome Reed Schusterman, P.O. Box 699, Tulsa, OK 74101, owned 6% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL EQUITY PORTFOLIO: Steven M. Benardete, 120 East 75th Street, New York, NY 10021, owned 5% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL MAGNUM PORTFOLIO: Bankers Trust Trustee, Harris Corporation Retirement Plan & Harris Corporation Union Retirement Plan, 1025 W. Nasa Boulevard, Melbourne, FL 32919, owned 70% of such Portfolio's total outstanding Class A shares.

Hampden-Sydney College, P. O. Box 127, Hampden-Sydney, VA 23943, owned 7% of such Portfolio's total outstanding Class A shares.

Infirmary Health Systems Inc., C/O Paul Freeman Executive Vice President of Finance, P.O. Box 2226, Mobile, AL 36652 owned 6% of such Portfolio's total outstanding Class A shares.

Ameritas Life Insurance Corporation, P.O. Box 81889, Lincoln, NE 68501, owned 6% of such Portfolio's total outstanding Class A shares.

Sinclair Community College Foundation, 444 W. Third Street, Dayton, OH 45402, owned 16% of such Portfolio's total outstanding Class B shares.

Ronald E. Altier, 11716 98th Place S.W., Vashon Island, WA 98070, owned 12% of such Portfolio's total outstanding Class B shares.

Warren R. Appleton, SEP IRA, P.O. Box 3415, Redmond, WA 98073, owned 11% of such Portfolio's total outstanding Class B shares.

Larry Fowler and The Philip and Betsy Templeton Charitable Remainder Trust, 777 108th Avenue N.E., Bellevue, WA 98004, owned 9% of such Portfolio's total outstanding Class B shares.

Mike and Rose Crowe, 8840 SE 74th Place, Mercer Island, WA 98040-5700, owned 7% of such Portfolio's total outstanding Class B shares.

Steve E. Trautman III and Sonja K. Gustafson, 4232 Meridian Avenue, Seattle, WA 98103, owned 6% of such Portfolio's total outstanding Class B shares.

William W. McCaughey, 15519 SE 27th Street, Bellevue, WA 98007, owned 5% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL SMALL CAP PORTFOLIO: The Short Brothers Pension Fund, P.O. Box 241, Airport Road, Belfast, N. Ireland, owned 11% of such Portfolio's total outstanding Class A shares.

Trustees of Boston College Attn: Paul Haran Associates Treasurer, St. Thomas More Hall 310, Chestnut Hill, MA 02167, owned 7% of such Portfolio's total outstanding Class A shares.

General Mills, Inc. Master Trust: Pooled International Fund, One General Mills Blvd., Minneapolis, MN 55426, owned 7% of such Portfolio's total outstanding Class A shares.

The Casey Family Program, 1300 Dexter Avenue, Suite 400, Seattle, WA 98109-3547, owned 7% of such Portfolio's total outstanding Class A shares.

JAPANESE EQUITY PORTFOLIO: Avanse Forvaltning As, 1904 Vika, Olso, Norway, owned 6% of such Portfolio's total outstanding Class A shares.

Marc Andreessen Trustees, FBO Marc Andreessen, 16615 Lark Avenue, Los Gatos, CA 95030, owned 6% of such Portfolio's total outstanding Class B shares.

Barlett and Company, Profit Sharing Plan and Trust, 4800 Main Street, Kansas, MO 64112, owned 6% of such Portfolio's total outstanding Class B shares.

Ryco & Company, C/O State Street Bank and Trust Company, Boston, MA 02107, owned 5% of such Portfolio's total outstanding Class B shares.

LATIN AMERICAN PORTFOLIO: Chicago Methodist Episcopal Church Aid Society, C/O Gordon Worley, 1407 Clinton Place, River Forest, IL 60305, owned 19% of such Portfolio's total outstanding Class B shares.

Henri Dyner, 232 Truman Drive, Cresskill, NJ 07626, owned 19% of such Portfolio's total outstanding Class B shares.

Marc Andreessen Trustees, FBO Marc Andreessen, 16615 Lark Avenue, Los Gatos, CA 95030, owned 13% of such Portfolio's total outstanding Class B shares.

Walter Graves Jr. and Evelyn Myers Graves Revocable Trust, 5301 Bryant Irvin Road, Fort Worth, TX 76132, owned 11% of such Portfolio's total outstanding Class B shares.

John P. Hanlon and Janet K. Hanlon, 7 Stafford Place, Towaco, NJ 07082, owned 6% of such Portfolio's total outstanding Class B shares.

MUNICIPAL BOND PORTFOLIO: Daniel F. McDonald and Maria J. McDonald, 8550 Old Dominion Drive, McLean, VA 22102, owned 9% of such Portfolio's total outstanding Class A shares.

Frank R. Mori, 935 Park Avenue, New York, NY 10028, owned 8% of such Portfolio's total outstanding Class A shares.

Cushman Trust, C/O Cambrian Services, 1114 Avenue of the Americas, Suite 2702, New York, NY 10036, owned 6% of such Portfolio's total outstanding Class A shares.

Arnold E. Bellowe and Jill I. Bellowe Trustees, 915 Park Lane, Montecito, CA 93108-1421, owned 5% of such Portfolio's total outstanding Class A shares.


Alok and Maya Sama, C/O Morgan Stanley Hong Kong Pouch, 1251 6th Avenue, New York, NY 10020-1104, owned 75% of such Portfolio's total outstanding Class B shares.

James W. Grisham and Diana E. Grisham, 454 South Pleasant Avenue, Ridgewood, NJ 07450-5446, owned 24% of such Portfolio's total outstanding Class B shares.

SMALL CAP VALUE EQUITY PORTFOLIO: Valassis Enterprises - Equity, C/O Franklin Enterprises, 520 Lake Cook Road, Deerfield, IL 60015, owned 8% of such Portfolio's total outstanding Class A shares.


McMahan Furniture Company, P.O. Box 8000, Carlsbad, CA 92018, owned 8% of such Portfolio's total outstanding Class A shares.

Wendel and Company, C/O The Bank of New York MFD Section, P.O. Box 1066 Wall Street Station, New York, NY 10286, owned 6% of such Portfolio's total outstanding Class A shares.

Barlett and Company, Profit Sharing Plan and Trust, 4800 Main Street, Kansas, MO 64112, owned 20% of such Portfolio's total outstanding Class B shares.

Robert R. Bennett IRA Rollover, MSTC Custodian, 18853 N. 88th Drive, Peoria, AZ 85382, owned 7% of such Portfolio's total outstanding Class B shares.

Kinney Printing Co-Employees, Attn: Dolores M. Miklos, 4801 South Lawndale, Chicago, IL 60632-3018, owned 5% of such Portfolio's total outstanding Class B shares.

U.S. REAL ESTATE PORTFOLIO: Morgan Stanley & Co. Pension Fund, C/O Northern Trust Company Custodian, 770 Broadway, New York, NY 10003, owned 9% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Company Inc., 101 Montgomery Street, San Francisco, CA 94104, owned 8% of such Portfolio's total outstanding Class A shares.

European Patent Organization Pension Reserve Fund, Erhardtstrasse 27, Munich, Germany 80331, owned 6% of such Portfolio's total outstanding Class A shares.

VALUE EQUITY PORTFOLIO: McMahan Furniture Company, P.O. Box 8000, Carlsbad, CA 92018, owned 7% of such Portfolio's total outstanding Class A shares.

Victoria B. McLaughlin, Upper Dogwood Lane, Rye, NY 10580, owned 6% of such Portfolio's total outstanding Class B shares.

Delaware Charter Guarantee & Trust Company, C/F Nelaura O. Lewis, IRA Rollover, 78 Cedar Cliff Road, Riverside, CT 06878, owned 5% of such Portfolio's total outstanding Class B shares.

George and Susan Fugelsang, 17 Calhoun Drive, Greenwich, CT 06831, owned 5% of such Portfolio's total outstanding Class B shares.



                     NET ASSET VALUE FOR MONEY MARKET PORTFOLIOS

       The Money Market Portfolio and the Municipal Money Market Portfolio seek to maintain a stable net asset value per share of $1.00. These Portfolios use the amortized cost method of valuing their securities, which does not take into account unrealized gains or losses. The use of amortized cost and the maintenance of each Portfolio's per share net asset value at $1.00 is based on the Portfolio's election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, each of the Money Market Portfolios must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities which are of "eligible quality" as determined in accordance with regulations of the Commission.

       The Rule also requires that the Directors, as a particular responsibility within the overall duty of care owed to shareholders, establish procedures reasonably designed, taking into account current market conditions and each Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield available for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Directors.

       In the event of a deviation of over 1/2 of 1% between a Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. The Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, paying distributions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations.

       There are various methods of valuing the assets and of paying dividends and distributions from a money market fund. Each of the Money Market and Municipal Money Market Portfolios values its assets at amortized cost while also monitoring the available market bid price, or yield equivalents. Since dividends from net investment income will be declared daily and paid monthly, the net asset value per share of each Portfolio will ordinarily remain at $1.00, but each Portfolio's daily dividends will vary in amount. Net realized gains, if any, will normally be declared and paid monthly.

                               PERFORMANCE INFORMATION

       The Fund may from time to time quote various performance figures to illustrate the Portfolios' past performance.

       Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Fund but must be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN


       From time to time each Portfolio, except the Money Market and Municipal Money Market Portfolios, may advertise total return for each class of shares of the Portfolio. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period (or over the life of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis.

       The average annual compounded rates of return (unless otherwise noted) for the Fund's Portfolios for the one year and five year periods ended December 31, 1995 and for the period from inception through December 31, 1995 are as follows:


          Name of Portfolio                                        Since Date
         and Date of Inception           One Year     Five Year   of Inception
         ---------------------           --------     ---------   ------------
         International Equity
         August 4, 1989. . . . . . . .     11.77%        14.24%         10.82%

         Emerging Growth
         November 1, 1989. . . . . . .     33.31         14.48          13.36

         Value Equity
         January 31, 1990. . . . . . .     33.69         15.65          11.86

         Balanced
         February 28, 1990 . . . . . .     23.63         11.45          10.31

         Equity Growth
         April 2, 1991 . . . . . . . .     45.02           N/A          14.33


          Name of Portfolio                                        Since Date
         and Date of Inception           One Year     Five Year   of Inception
         ---------------------           --------     ---------   ------------
         Global Fixed Income
         May 1, 1991 . . . . . . . . .     19.32           N/A           8.95

         Fixed Income
         May 15, 1991. . . . . . . . .     18.76           N/A           9.18

         Asian Equity
         July 1, 1991. . . . . . . . .      6.87           N/A          21.85



                                          35



Active Country Allocation

         January 17, 1992. . . . . . .     10.57           N/A           8.46

         Global Equity
         July 15, 1992 . . . . . . . .     18.66           N/A          18.21

         Emerging Markets
         September 25, 1992. . . . . .    (12.77)          N/A          13.16

         High Yield
         September 28, 1992. . . . . .     23.35           N/A          12.28

         International Small Cap
         December 15, 1992 . . . . . .      2.60           N/A          16.30

         Small Cap Value Equity
         December 17, 1992 . . . . . .     20.63           N/A          11.61

         European Equity
         April 2, 1993 . . . . . . . .     11.85           N/A          18.68

         Emerging Markets Debt
         February 1, 1994. . . . . . .     28.23           N/A           5.18

         Gold
         February 1, 1994. . . . . . .     13.21           N/A           1.87

         Japanese Equity
         April 25, 1994. . . . . . . .     (3.64)          N/A          (3.17)

         Latin American
         January 18, 1995. . . . . . .    N/A              N/A          (8.68)

         Municipal Bond
         January 18, 1995. . . . . . .    N/A              N/A           8.80

         U.S. Real Estate
         February 24, 1995 . . . . . .    N/A              N/A          21.07

         Aggressive Equity
         March 8, 1995 . . . . . . . .    N/A              N/A          41.25




     The cumulative total rate of return for the International Magnum Portfolio from inception to the date of the financial statements included herein is (0.30)% for the Class A shares and (0.50)% for the Class B shares.


These figures were calculated according to the following formula:
             P(1 + T)to the nth power = ERV

where:

P      =      a hypothetical initial payment of $1,000

T      =      average annual total return

n      =      number of years

ERV     =     ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

CALCULATION OF YIELD FOR NON-MONEY MARKET PORTFOLIOS

       From time to time certain of the Fund's Portfolios may advertise yield.

       Current yield reflects the income per share earned by a Portfolio's investments.

       Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.


       The respective yields for certain of the Fund's Portfolios for the 30-day period ended December 31, 1995 were as follows:


                   PORTFOLIO NAME                       30-DAY YIELD
                   --------------                       ------------

                   Emerging Markets Debt . . . . . . .    15.67%

                   Fixed Income. . . . . . . . . . . .     6.39%

                   Global Fixed Income . . . . . . . .     5.91%

                   High Yield. . . . . . . . . . . . .    10.65%

                   Municipal Bond. . . . . . . . . . .     4.17%


       These figures were obtained using the following formula:

                   Yield = 2[( a -  b + 1 )to the 6th power  - 1]
                               ------
                                 cd

       where:

       a      =    dividends and interest earned during the period
       b      =    expenses accrued for the period (net of reimbursements)
       c      =    the average daily number of shares outstanding during the
                   period that were entitled to receive income distributions
       d      =    the maximum offering price per share on the last day of the period.


CALCULATION OF YIELD FOR MONEY MARKET PORTFOLIOS



       The current yield of the Money Market and Municipal Money Market Portfolios is calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. The yields of the Money Market and Municipal Money Market Portfolios for the 7-day period ended December 31, 1995 were 5.21% and 3.91%, respectively. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for each Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result. The effective yields of the Money Market and Municipal Money Market Portfolios for the 7-day period ended December 31, 1995 were 5.34% and 3.99%, respectively.

       The yield of a Portfolio will fluctuate. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

TAXABLE EQUIVALENT YIELD FOR THE MUNICIPAL BOND AND MUNICIPAL MONEY MARKET PORTFOLIO

       It is easy to calculate your own taxable equivalent yield if you know your tax bracket. The formula is:

                Tax Free Yield
              --------------------
              1 - Your Tax Bracket    =    Your Taxable Equivalent Yield

       For example, if you are in the 28% tax bracket and can earn a tax-free yield of 7.5%, the taxable equivalent yield would be 10.42%.


        The table below indicates the advantages of investments in Municipal Bonds for certain investors. Tax-exempt rates of interest payable on a Municipal Bond (shown at the top of each column) are equivalent to the taxable yields set forth opposite the respective income tax levels, based on income tax rates effective for the tax year 1995 under the Internal Revenue Code. There can, of course, be no guarantee that the Municipal Bond Portfolio or Municipal Money Market Portfolio will achieve a specific yield. Also, it is possible that some portion of the Portfolio's dividends may be subject to Federal income taxes. A substantial portion, if not all, of such dividends may be subject to state and local taxes.


TAXABLE EQUIVALENT YIELD TABLE


        Sample Level of                                                             Taxable Equivalent Rates
        Taxable Income                                                            Based on Tax-Exempt Yield of:
        --------------                                                            -----------------------------
                                   Federal
                                   Income
Joint            Single            Tax
Return           Return            Bracket  3%       4%        5%        6%        7%        8%        9%        10%        11%
------           ------            -------  --       --        --        --        --        --        --        ---        ---

$0-39,000        $0-23,350         15.0%    3.5%     4.7%      5.9%      7.1%       8.2%      9.4%     10.6%     11.8%      12.9%
39,000-94,250    23,350-56,550     28.0     4.2      5.6       6.9       8.3        9.7      11.1      12.5      13.9       15.3
94,250-143,600   56,550-117,950    31.0     4.3      5.8       7.2       8.7       10.1      11.6      13.0      14.5       15.9
143,600-256,500  117,950-256,500   36.0     4.7      6.3       7.8       9.4       10.9      12.5      14.1      15.6       17.2
over 256,500     over 256,500      39.6     5.0      6.6       8.3       9.9       11.6      13.2      14.9      16.6       18.2

-------


* Net amount subject to 1995 Federal Income Tax after deductions and exemptions, not indexed for 1995 income tax rates.

The taxable equivalent yields for the Municipal Money Market and Municipal Bond Portfolios for the seven days ended December 31, 1995 assuming a Federal income tax rate of 39.6% (maximum rate), were 6.47% and 7.86%, respectively. The taxable equivalent effective yields for the Municipal Money Market and Municipal Bond Portfolios for the seven days ended December 31, 1995, assuming the same tax rate, were 6.61% and 8.05%, respectively.


COMPARISONS

       To help investors better evaluate how an investment in a Portfolio of Morgan Stanley Institutional Fund, Inc. might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications may be used:

         (a) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

         (b) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

         (c) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

         (d) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

         (e) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.



         (f) Savings and Loan Historical Interest Rates -- as published in the U.S. Savings & Loan League Fact Book.

         (g) Stocks, Bonds, Bills and Inflation, published by Hobson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

The following indices and averages may also be used:

         (a) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

         (b) Consumer Price Index (or cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

         (c) Donoghue's Money Fund Average -- an average of all major money market fund yields, published weekly for 7 and 30-day yields.

         (d) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

         (e) EMBI+ -- Expanding on the EMBI, which includes only Bradys, the EMBI+ includes a broader group of Brady Bonds, loans, Eurobonds and the U.S. Dollar local markets instruments. A more comprehensive benchmark than the EMBI, the EMBI+ covers 49 instruments from 14 countries. At $96 billion, its market cap is nearly 50% higher than the EMBI's. The EMBI+ is not, however, intended to replace the EMBI but rather to complement it. The EMBI continues to represent the most liquid, most easily traded segment of the market, including more of the assets that investors typically hold in their portfolios. Both of these indices are published daily.

         (f) First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

         (g) First Boston Upper/Middle Tier High Yield Index -- an unmanaged index of bonds rated B to BBB.

         (h) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

         (i) IFC Global Total Return Composite Index -- an unmanaged index of common stocks and includes 18 developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

         (j) Indata Balanced-Median Index -- an unmanaged index and includes an asset allocation of 7% cash, 39% bonds and 54% equity based on $37.8 billion in assets among 538 portfolios for the year ended December 31, 1995 (assumes dividends reinvested).

         (k) Indata Equity-Median Stock Index -- an unmanaged index which includes an average asset allocation of 5% cash and 95% equity based on $30.6 billion in assets among 562 portfolios for the year ended December 31, 1995.

         (l) J.P. Morgan Emerging Markets Bond Index -- a market-weighted index composed of all Brady bonds outstanding and includes Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Poland and Venezuela.

         (m) J.P. Morgan Traded Global Bond Index -- an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, United Kingdom and the United States.

         (n) Lehman Brothers Aggregate Bond Index -- an unmanaged index made up of the Government/Corporate Index, the Mortgage Backed Securities Index and the Asset-Backed Securities Index.

         (o) Lehman Brothers LONG-TERM Treasury Bond -- composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

         (p) The Lehman 7 Year Municipal Bond Index -- an unmanaged index which consists of investment grade bonds with maturities between 6-8 years rated BAA or better. All bonds have been taken from deals done within the last 5 years, with assets of $50 million or larger.

         (q) Lipper Capital Appreciation Index -- a composite of mutual funds managed for maximum capital gains.

         (r) Morgan Stanley Capital International Combined Far East Free ex-Japan Index -- a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. Korea is included in the MSCI Combined Far East Free ex-Japan Index at 20% of its market capitalization.

         (s) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

         (t) Morgan Stanley Capital International Emerging Markets Global Latin American Index -- an unmanaged, arithmetic market value weighted average of the performance of over 196 securities on the stock exchanges of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela (Assumes reinvestment of dividends).

         (u) Morgan Stanley Capital International Europe Index -- an unmanaged index of common stocks and includes 14 countries throughout Europe.

         (v) Morgan Stanley Capital International Japan Index -- an unmanaged index of common stocks.

         (w) Morgan Stanley Capital International Latin America Index -- a broad-based market capitalization-weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (assumes dividends reinvested).

         (x) Morgan Stanley Capital International World Index -- an arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

         (y)  NASDAQ Composite Index -- an unmanaged index of common stocks.

         (z) NASDAQ Industrial Index -- a capitalization-weighted index composed of more than 3,000 domestic stocks taken from the following industry sectors: agriculture, mining, construction, manufacturing, electronic components, services and public administration enterprises. It is a value-weighted index calculated on price change only and does not include income.

         (aa) National Association of Real Estate Investment Trusts ("NAREIT") Index -- an unmanaged market weighted index of tax qualified REITs (excluding healthcare REITs) listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System including dividends.

         (bb) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

         (cc) Philadelphia Gold and Silver Index -- an unmanaged index comprised of seven leading companies involved in the mining of gold and silver.

         (dd) Russell 2500 Index -- comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

         (ee) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Association.

         (ff) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It a is value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

         (gg) Salomon Brothers Broad Investment Grade Bond -- a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

         (hh) Standard & Poor's 500 Stock Index or its component indices -- unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

         (ii) Standard & Poor's Small Cap 600 Index -- a capitalization-weighted index of 600 domestic stocks having market capitalizations which reside within the 50th and the 83rd percentiles of the market capitalization of the entire stock market, chosen for certain liquidity characteristics and for industry representation.

         (jj) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.



       In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its futures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.


                                 GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS



       The Fund's Articles of Incorporation, as amended and restated, permit the Directors to issue shares 34 billion of common stock, par value $.001 per share, from an unlimited number of classes ("Portfolios") of shares. Currently the Fund consists of shares of twenty-eight Portfolios (China Growth, Mortgage-Backed Securities, MicroCap and International Magnum Portfolios are not currently offering shares).



       The shares of each Portfolio of the Fund are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

       The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see discussion under "Taxes" in this Statement of Additional Information). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

       Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.



       As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically received in additional shares of such class of that Portfolio of the Fund at net asset value (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected.

CUSTODY ARRANGEMENTS

       Chase serves as the Fund's domestic custodian. Chase is not affiliated with Morgan Stanley & Co. Incorporated. Morgan Stanley Trust Company, Brooklyn, NY, acts as the Fund's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Fund in accordance with Rule 17f-5 adopted by the Commission under the 1940 Act. Morgan Stanley Trust Company is an affiliate of Morgan Stanley & Co. Incorporated. In the selection of foreign subcustodians, the Directors consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.



                        DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

       EXCERPTS FROM MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") DESCRIPTION OF BOND RATINGS: Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       EXCERPTS FROM STANDARD & POOR'S RATINGS GROUP ("S&P") DESCRIPTION OF BOND
RATINGS: AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree. A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C - The rating C is reserved for income bonds on which no interest is being paid. D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

       DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows:
MIG-1 -- best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2 -- high quality with margins of protection ample although not so large as in the preceding group; MIG-3 - favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

       DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1 ("P1") -- Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

       EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTE ISSUES: S-1+ -- very strong capacity to pay principal and interest; SP-2 -- strong capacity to pay principal and interest.

       DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATINGS: A-1+ -- this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is very strong.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

       The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government.

       U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Associates, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. However, the U.S. Treasury has no lawful obligation to assume the financial liabilities of these agencies or others. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

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       Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

       An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks, and the Federal National Mortgage Association.

III.  DESCRIPTION OF MUNICIPAL BONDS

       Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

       The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Municipal Bond Portfolio and the Municipal Money Market Portfolio may also invest in tax-exempt industrial development bonds, short-term municipal obligations, project notes, demand notes and tax-exempt commercial paper in accordance with the Portfolio's investment objectives and policies.

       Industrial revenue bonds (i.e., private activity bonds) in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments guaranteed by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on such Project notes, they are also secured by the full faith and credit of the United States.

       Note obligations with demand or put options may have a stated maturity in excess of one year, but allow any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the notes plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Municipal Money Market Portfolio will invest are payable on not more than one year's notice.

       The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the Municipal Bonds. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Municipal Bond Portfolio and the Municipal Money Market Portfolio.

       Municipal Bonds are sometimes purchased on a "when issued" basis meaning the buyer has committed to purchasing certain specified securities at an agreed-upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

       From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of either the Municipal Bond Portfolio or the Municipal Money Market Portfolio to achieve its investment objective. In that event, the Fund's Directors and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

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       Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption (to the extent such an exemption applies, which may not apply in all cases) for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of either of the Municipal Bond Portfolio or the Municipal Money Market Portfolio to achieve its investment objective. In that event, the Fund's Directors and officers would reevaluate the Portfolio's investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

IV.  DESCRIPTION OF MORTGAGE-BACKED SECURITIES

       "Mortgage-Backed Securities" are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities include collateralized mortgage obligations ("CMOs"), pass-through securities issued or guaranteed by agencies or instrumentalities of the U.S. government or by private sector entities.

       COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. They are backed by Mortgage Pass-Through Securities (discussed below) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes or "tranches." The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways.

       CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated, for federal income tax purposes, as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

       In a CMO, a series of bonds or certificates are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on Mortgage-Backed Securities with similar average lives. Because of the uncertainty of the cash flows on these tranches, the market prices of and yields on these tranches are more volatile.

       Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

        MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities in which the Mortgage-Backed Securities Portfolio may invest include pass-through securities issued or guaranteed by agencies or instrumentalities of the U.S. government or by private sector entities. Mortgage pass-through securities issued or guaranteed by private sector originators of or investors in mortgage loans and are structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, they are generally structured with one or more types of credit enhancement described below. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the United States Treasury. Each of GNMA, FNMA and FHLMC guarantees timely distributions of interest to certificate holders.

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Each of GNMA and FNMA also guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issued Mortgage-Backed Securities (FHLMC Gold Pcs) which also guarantee timely payment of monthly principal reductions. REFCORP obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds, and as to interest payment, ultimately by the U.S. Treasury. Obligations issued by such U.S. governmental agencies and instrumentalities are described more fully below.

       GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

       Each Ginnie Mae Certificate will represent a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodical changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

       FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the United States government.

       Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

       FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

       Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.
The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

       CREDIT ENHANCEMENT. Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches. The Mortgage-Backed Securities Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price the Portfolio pays for a security.

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

       The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

       Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

V.  FOREIGN INVESTMENTS



       The Active Country Allocation, International Equity, International Fixed Income, Global Equity, Global Fixed Income, Asian Equity, European Equity, Japanese Equity, International Small Cap, Latin American and China Growth Portfolios will invest, and the Emerging Growth, Emerging Markets, Emerging Markets Debt, Value Equity, Equity Growth, MicroCap, Balanced, Small Cap Value Equity, International Magnum, Fixed Income, High Yield and Gold Portfolios may invest, in securities of foreign issuers. Investors should recognize that investing in such foreign securities involves certain special considerations which are not typically associated with investing in U.S. issuers. For a description of the effect on the Portfolios of currency exchange rate fluctuation, see "Investment Objectives and Policies -- Forward Foreign Currency Exchange Contracts" above. As foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers, there may be less information available about certain foreign companies than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Foreign securities not listed on a recognized domestic or foreign exchange are regarded as not readily marketable and therefore such investments will be limited to 15% of a Portfolio's net asset value at the time of purchase.

       Although the Portfolios will endeavor to achieve the most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

       Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Except in the case of the International Equity, Global Equity, European Equity, Japanese Equity, Asian Equity, Global Fixed Income, International Fixed Income, International Magnum, International Small Cap, Latin American and China Growth Portfolios, it is not expected that a Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on such Portfolios, because each Portfolio's investment objective is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.


                                 FINANCIAL STATEMENTS


The audited Financial Statements for the fiscal year ended December 31, 1995 and the Report of Price Waterhouse LLP, independent accountants, dated February 9, 1996 relating to the financial statements and financial highlights of each of the Portfolios except for the Mortgage-Backed Securities, China Growth, MicroCap and International Magnum Portfolios, which had not commenced operation as of December 31, 1995, are included as part of Post-Effective Amendment No. 29 to the Registration Statement on
Form N-1A of Morgan Stanley Institutional Fund, Inc. (File No. 33-23166) filed with the Securities and Exchange Commission on April 30, 1996 is hereby incorporated by reference as if set forth in full herein. The following are unaudited Financial Statements for the period from inception on March 15, 1996 to July 31, 1996 for the International Magnum Portfolio.



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